EXHIBIT 99.1

                                                            EXECUTION COPY






==============================================================================





                               INDYMAC MBS, INC.
                                   Depositor


                             INDYMAC BANK, F.S.B.
                          Seller and Master Servicer


                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Trustee


                   ________________________________________

                        POOLING AND SERVICING AGREEMENT
                           Dated as of June 1, 2002
                   ________________________________________


                    RESIDENTIAL ASSET SECURITIZATION TRUST
                                Series 2002-A7


                      MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-G







==============================================================================


                               TABLE OF CONTENTS
                                                                                                                Page
                                                                                                                ----

ARTICLE ONE DEFINITIONS...........................................................................................1

         Section 1.01.    Definitions.............................................................................1
         Section 1.02.    Rules of Construction..................................................................25


ARTICLE TWO CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES.........................................27

         Section 2.01.    Conveyance of Mortgage Loans...........................................................27
         Section 2.02.    Acceptance by the Trustee of the Mortgage Loans........................................30
         Section 2.03.    Representations, Warranties, and Covenants of the Seller and the Master Servicer.......32
         Section 2.04.    Representations and Warranties of the Depositor as to the Mortgage Loans...............34
         Section 2.05.    Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases........34
         Section 2.06.    Execution and Delivery of Certificates.................................................35
         Section 2.07.    REMIC Matters..........................................................................35
         Section 2.08.    [Reserved].............................................................................35
         Section 2.09.    Subsequent Transfers...................................................................35
         Section 2.10.    Mandatory Prepayment...................................................................37


ARTICLE THREE ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................................................38

         Section 3.01.    Master Servicer to Service Mortgage Loans..............................................38
         Section 3.02.    Subservicing; Enforcement of the Obligations of Subservicers...........................38
         Section 3.03.    Rights of the Depositor and the Trustee in Respect of the Master Servicer..............39
         Section 3.04.    No Contractual Relationship Between Subservicers and the Trustee.......................39
         Section 3.05.    Trustee to Act as Master Servicer......................................................39
         Section 3.06.    Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account;
                          Certificate Account; Distribution Account; Pre-Funding Account; Capitalized
                          Interest Account; Carryover Reserve Fund...............................................40
         Section 3.07.    Collection of Taxes, Assessments and Similar Items; Escrow Accounts....................44
         Section 3.08.    Access to Certain Documentation and Information Regarding the Mortgage Loans...........45
         Section 3.09.    Permitted Withdrawals from the Certificate Account, the Distribution Account and the
                          Carryover Reserve Fund.................................................................45
         Section 3.10.    Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.............47

                                                     i


         Section 3.11.    Enforcement of Due-On-Sale Clauses; Assumption Agreements..............................48
         Section 3.12.    Realization Upon Defaulted Mortgage Loans..............................................49
         Section 3.13.    Trustee to Cooperate; Release of Mortgage Files........................................51
         Section 3.14.    Documents, Records and Funds in Possession of the Master Servicer to be Held for the
                          Trustee................................................................................51
         Section 3.15.    Servicing Compensation.................................................................52
         Section 3.16.    Access to Certain Documentation........................................................52
         Section 3.17.    Annual Statement as to Compliance......................................................52
         Section 3.18.    Annual Independent Public Accountants' Servicing Statement; Financial Statements.......53
         Section 3.19.    Errors and Omissions Insurance; Fidelity Bonds.........................................53
         Section 3.20.    Prepayment Charges.....................................................................53


ARTICLE FOUR DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER...................................................55

         Section 4.01.    Advances...............................................................................55
         Section 4.02.    Priorities of Distribution.............................................................55
         Section 4.03.    Monthly Statements to Certificateholders...............................................57
         Section 4.04.    Yield Maintenance Agreement............................................................59
         Section 4.05.    Available Funds Cap Reserve Fund.......................................................59
         Section 4.06.    [Reserved].............................................................................60
         Section 4.07.    Determination of Pass-Through Rates for LIBOR Certificates.............................60


ARTICLE FIVE THE CERTIFICATES....................................................................................62

         Section 5.01.    The Certificates.......................................................................62
         Section 5.02.    Certificate Register; Registration of Transfer and Exchange of Certificates............62
         Section 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates......................................66
         Section 5.04.    Persons Deemed Owners..................................................................66
         Section 5.05.    Access to List of Certificateholders' Names and Addresses..............................66
         Section 5.06.    Maintenance of Office or Agency........................................................67


ARTICLE SIX THE DEPOSITOR AND THE MASTER SERVICER................................................................68

         Section 6.01.    Respective Liabilities of the Depositor and the Master Servicer........................68
         Section 6.02.    Merger or Consolidation of the Depositor or the Master Servicer........................68
         Section 6.03.    Limitation on Liability of the Depositor, the Seller, the Master Servicer, and Others..68
         Section 6.04.    Limitation on Resignation of the Master Servicer.......................................69


ARTICLE SEVEN DEFAULT............................................................................................70

         Section 7.01.    Events of Default......................................................................70

                                              ii

         Section 7.02.    Trustee to Act; Appointment of Successor...............................................71
         Section 7.03.    Notification to Certificateholders.....................................................72



ARTICLE EIGHT CONCERNING THE TRUSTEE.............................................................................73

         Section 8.01.    Duties of the Trustee..................................................................73
         Section 8.02.    Certain Matters Affecting the Trustee..................................................73
         Section 8.03.    Trustee Not Liable for Certificates or Mortgage Loans..................................74
         Section 8.04.    Trustee May Own Certificates...........................................................75
         Section 8.05.    Trustee's Fees and Expenses............................................................75
         Section 8.06.    Eligibility Requirements for the Trustee...............................................75
         Section 8.07.    Resignation and Removal of the Trustee.................................................76
         Section 8.08.    Successor Trustee......................................................................76
         Section 8.09.    Merger or Consolidation of the Trustee.................................................77
         Section 8.10.    Appointment of Co-Trustee or Separate Trustee..........................................77
         Section 8.11.    Tax Matters............................................................................78
         Section 8.12.    Periodic Filings.......................................................................80
         Section 8.13.    [Reserved].............................................................................80
         Section 8.14.    Tax Classification of the Carryover Reserve Fund, Available Funds Cap Reserve Fund,
                          Pre-Funding Account and Capitalized Interest Account...................................80


ARTICLE NINE TERMINATION.........................................................................................81

         Section 9.01.    Termination upon Liquidation or Purchase of the Mortgage Loans.........................81
         Section 9.02.    Final Distribution on the Certificates.................................................81
         Section 9.03.    Additional Termination Requirements....................................................82


ARTICLE TEN MISCELLANEOUS PROVISIONS.............................................................................83

         Section 10.01.   Amendment..............................................................................83
         Section 10.02.   Recordation of Agreement; Counterparts.................................................84
         Section 10.03.   Governing Law..........................................................................84
         Section 10.04.   Intention of Parties...................................................................85
         Section 10.05.   Notices................................................................................85
         Section 10.06.   Severability of Provisions.............................................................86
         Section 10.07.   Assignment.............................................................................86
         Section 10.08.   Limitation on Rights of Certificateholders.............................................86
         Section 10.09.   Inspection and Audit Rights............................................................87
         Section 10.10.   Certificates Nonassessable and Fully Paid..............................................87
         Section 10.11.   Official Record........................................................................87
         Section 10.12.   Protection of Assets...................................................................87
         Section 10.13.   Qualifying Special Purpose Entity......................................................87

                                                     iii


                                   SCHEDULES

Schedule I:         Mortgage Loan Schedule.................................................................... S-I-1
Schedule II:        Representations and Warranties of the Seller/Master Servicer..............................S-II-1
Schedule III:       Representations and Warranties as to the Mortgage Loans..................................S-III-1
Schedule IV:        Planned Balanced Schedules................................................................S-IV-1

                                   EXHIBITS

Exhibit A:          Form of Class A Certificate..................................................................A-1
Exhibit B:          Form of Subordinated Certificates............................................................B-1
Exhibit C:          Form of Class OC Certificate.................................................................C-1
Exhibit D:          Form of Class A-R Certificate................................................................D-1
Exhibit E:          Form of Class A-IO Certificate...............................................................E-1
Exhibit F:          Form of Class P Certificate..................................................................F-1
Exhibit G:          Form of Reverse of Certificate...............................................................G-1
Exhibit H:          Form of Initial Certification of Trustee.....................................................H-1
Exhibit I:          Form of Delay Delivery Certification (Initial Mortgage Loans)................................I-1
Exhibit J:          Form of Final Certification of Trustee.......................................................J-1
Exhibit K:          Form of Transfer Affidavit...................................................................K-1
Exhibit L:          Form of Transferor Certificate...............................................................L-1
Exhibit M:          Form of Investment Letter (Non-Rule 144A)....................................................M-1
Exhibit N:          Form of Rule 144A Letter.....................................................................N-1
Exhibit O:          Form of Request for Release (for Trustee)....................................................O-1
Exhibit P:          Form of Request for Release (Mortgage Loan Paid in Full, Repurchased
                    and Released)................................................................................P-1


                                            iv


Exhibit Q:          [Reserved]...................................................................................Q-1
Exhibit R:          Form of Subsequent Transfer Agreement........................................................R-1

         THIS POOLING AND SERVICING AGREEMENT, dated as of June 1, 2002, among INDYMAC MBS, INC., a Delaware corporation, as depositor (the "Depositor"), INDYMAC BANK, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as master servicer (in that capacity, the "Master Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the "Trustee"),

                          W I T N E S S E T H  T H A T

         In consideration of the mutual agreements herein contained, the parties agree as follows:

                    P R E L I M I N A R Y  S T A T E M E N T

         The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of three REMICs: the Subsidiary REMIC, the Intermediate REMIC, and the Master REMIC. The Subsidiary REMIC will consist of all of the assets constituting the Trust Fund (including $100 put in trust for the benefit of the Class P Certificate, but excluding the Pre-Funding Account, the Capitalized Interest Account, the Yield Maintenance Agreement, the Carryover Reserve Fund and the Available Funds Cap Reserve Fund) and will be evidenced by (i) the Subsidiary REMIC Regular Interests (which, excluding the Class P Certificate will be uncertificated) (the "Uncertificated Subsidiary REMIC Regular Interests") and will represent the "regular interests" in the Subsidiary REMIC and (ii) the SR Interest as the single "residual interest" in the Subsidiary REMIC. The Trustee will hold the Uncertificated Subsidiary REMIC Regular Interests for the benefit of the Intermediate REMIC. The Intermediate REMIC will consist of the Uncertificated Subsidiary REMIC Regular Interests and will be evidenced by the Intermediate REMIC Regular Interests (which will represent the "regular interests" in the Intermediate REMIC) and the IR Interest as the single "residual interest" in the Intermediate REMIC. The Trustee will hold the Intermediate REMIC Regular Interests for the benefit of the Master REMIC. The Master REMIC will consist of the Intermediate REMIC Regular Interests and will be evidenced by the Regular Certificates other than the Class P Certificates (which will represent the "regular interests" in the Master REMIC) and the MR Interest as the single "residual interest" in the Master REMIC. The Class A-R Certificates will represent beneficial ownership of the SR Interest, IR Interest and the MR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

                               The Master REMIC

         The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):





=========================================================================================================================
                            Class Certificate                                                     Integral Multiples in
                                 Balance            Pass-Through Rate      Minimum Denomination     Excess of Minimum
-------------------------------------------------------------------------------------------------------------------------
Class A-1                      $131,382,000            Variable(1)               $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class A-2                      $147,290,000                5.18%(2)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class A-3                       $46,280,000                5.94%(2)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class A-4                       $42,026,000                6.26%(2)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class A-5                       $62,772,000             6.55%(2)(3)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class A-IO                          (4)                    2.50%                 $25,000(5)              $1,000(5)
-------------------------------------------------------------------------------------------------------------------------


                                      1

-------------------------------------------------------------------------------------------------------------------------
Class A-R                        $100.00                   N/A                   $100                    N/A
-------------------------------------------------------------------------------------------------------------------------
Class M-1                        $9,000,000             6.55%(2)(3)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class M-2                        $6,750,000             6.55%(2)(3)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class B                          $4,500,000             6.55%(2)(3)              $25,000                 $1,000
-------------------------------------------------------------------------------------------------------------------------
Class OC                           N/A                                           $1,000                  $1,000
                                                           (6)
-------------------------------------------------------------------------------------------------------------------------
Class P                             $100.00                                         N/A                  N/A
                                                           (7)
=========================================================================================================================


______________


(1) The Pass-Through Rate for the Class A-1 Certificates will be the lesser of (x) LIBOR plus 0.15% and (y) the Adjusted Net WAC Rate (adjusted in the case of the Adjusted Net WAC Rate, to an effective rate reflecting the accrual of interest calculated on the basis of a 360-day year and the actual number of days elapsed during the related Accrual Period).
(2) The Pass-Through Rate will equal the lesser of (i) the fixed rate shown and (ii) the Adjusted Net WAC Rate.
(3) The Pass-Through Rate of this class will increase by 0.50% per annum on the first Distribution Date after the date on which the aggregate principal balance of the Mortgage Loans declined to 10% of the sum of the aggregate Stated Principal Balance of the Initial Mortgage Loans as of June 1, 2002 and the aggregate Stated Principal Balance of all Subsequent Mortgage Loans purchased by the Trust Fund.
(4) The Class A-IO Certificate will not be entitled to any principal but will have a notional balance equal to the lesser of (a) the Notional Amount and (b) the aggregate Stated Principal Balance of the Mortgage Loans. After the thirtieth Distribution Date, the notional balance of the Class A-IO Certificate will equal zero. For federal income tax purposes, the Class A-IO will not have a principal balance, but will be entitled to 100% of the payments received on the Class IA-IO
      Interest.
(5)   Based on the notional balance or amount.
(6)   The Class OC will have a notional balance equal to the aggregate
      Stated Principal Balance of the Mortgage Loans and a rate equal to the excess of the Adjusted Net WAC Rate over the product of (i) 2 and
      (ii) the weighted average interest rate of the Intermediate REMIC Interests with each Intermediate REMIC Accretion Directed Class subject to a cap equal to the pass through rate on the corresponding Master REMIC Class and the Intermediate REMIC Accrual Class subject to a cap equal to zero.
(7) The Class P Certificate will not receive any interest, but will receive 100% of the prepayment penalties. For federal income tax purposes, the Class P Certificate will receive 100% of the amount received from the Class IP Interest.

                            The Intermediate REMIC

         The following table sets forth Class Designation, the Initial Principal Balance, the Pass-Through, the Corresponding Master REMIC Certificate for each Intermediate REMIC Regular Interest:


         =================================================================================================
                                     Initial Principal                              Corresponding Master
            Class Designation             Balance            Pass-Through Rate       REMIC Certificate
         -------------------------------------------------------------------------------------------------
         Class IA-1(1)             1/2 Corresponding                (2)                Class A-1 and
                                   Master REMIC Class                                    Class A-R
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IA-2(1)             1/2 Corresponding                (2)                  Class A-2
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IA-3(1)             1/2 Corresponding                (2)                  Class A-3
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IA-4(1)             1/2 Corresponding                (2)                  Class A-4
                                   Master REMIC
         -------------------------------------------------------------------------------------------------


                                      2

         -------------------------------------------------------------------------------------------------
                                   Class balance
         -------------------------------------------------------------------------------------------------
         Class IA-5(1)             1/2 Corresponding                (2)                  Class A-5
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IA-IO(1)                     (3)                     (4)                  Class A-IO
         -------------------------------------------------------------------------------------------------
         Class IM-1(1)             1/2 Corresponding                (2)                  Class M-1
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IM-2(1)             1/2 Corresponding                (2)                  Class M-2
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Class IB(1)               1/2 Corresponding                (2)                   Class B
                                   Master REMIC Class
                                   balance
         -------------------------------------------------------------------------------------------------
         Accrual Class                      (5)                     (2)                     N/A
         -------------------------------------------------------------------------------------------------
         Class IR                           N/A                     N/A                     N/A
         -------------------------------------------------------------------------------------------------
         Class IP                           100                     N/A                   Class P
         =================================================================================================


(1)      The Intermediate REMIC Accretion Directed Classes.
(2)      The Adjusted Net WAC Rate.
(3) The Class IA-IO interest will represent 4 regular interests, the Class IA-IO(a) Regular Interests, the Class IA-IO(b) Regular Interests, the Class IA-IO(c) Regular Interests and the Class IA-IO(d) Regular Interests. Each Class IA-IO Regular Interest will not have a principal balance, but will have a notional balance equal to the principal balance of its corresponding Subsidiary REMIC regular interest.
(4) The Class IA-IO(a) Regular Interests, the Class IA-IO(b) Regular Interests, the Class IA-IO(c) Regular Interests, and the Class IA-IO
         (d) Regular Interests will have a Pass-Through Rate equal to (i) from the Closing Date to the Rate Change Date (as set forth in the Subsidiary REMIC table below), 2.50%, and (ii) thereafter, 0.00%.
(5) One half of the Pool Principal Balance, which excludes the $100 allocable to the Class P Certificates, plus one half of the Pre-Funding Amount plus one half of the Overcollateralized Amount.

         On each Distribution Date, 50% of the increase in the Overcollateralized Amount since the previous Distribution Date will be payable as a reduction of the principal balances of the Intermediate REMIC Accretion Directed Classes to each such Class in an amount equal to 1/2 of the interest paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest and will be accrued and added to the principal balance of the Intermediate REMIC Accrual Class. On each Distribution Date since the previous Distribution Date, the increase in the principal balance of the Intermediate REMIC Accrual Class may not exceed interest accruals for such Distribution Date for the Intermediate REMIC Accrual Class. In the event that:
(i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Intermediate REMIC Accrual Class for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Intermediate REMIC Accrual Class payable as principal on the Intermediate REMIC Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of principal (and interest payments according to each regular interest Pass-Through Rate) generated by the Mortgage Loans shall be allocated 50% to the Intermediate REMIC Accrual Class, and 50% to the Intermediate REMIC Accretion Directed Classes to each such Class in an amount equal to 1/2 of the interest paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest, until paid in full of the interest paid in reduction of the principal balance of the Corresponding Class of Master REMIC Interest. Notwithstanding the above, principal payments allocated to the Class OC Certificates that result in the reduction in the

Overcollateralized Amount shall be allocated to the Intermediate REMIC Accrual Class (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the Intermediate REMIC Accretion Directed Classes is equal to 50% of the principal balance of their Corresponding Class, and (ii) the Intermediate REMIC Accrual Class is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

         All interest shortfalls will be allocated pro rata to each Intermediate REMIC Regular Interest.

                             The Subsidiary REMIC

         The following table sets forth Class Designation, the Initial Principal Balance, the Pass-Through Rate, and the Rate Change Date for each Subsidiary REMIC Regular Interest:

=================================================================================================================
Class              Initial Principal     Pass-Through Corresponding         Rate Change          Class A-IO
Designation        Balance               Rate         Class IA-IO           Date                 Notional Amount
-----------------------------------------------------------------------------------------------------------------

Class SA                  (1)                (2)              N/A                   N/A                N/A
-----------------------------------------------------------------------------------------------------------------
Class SB1                 $6,000,000         (2)      Class IA-IO(a)                 June, 2003  45,000,000(4)
-----------------------------------------------------------------------------------------------------------------
Class SB2                 $8,500,000         (2)      Class IA-IO(b)             December, 2003  39,000,000(4)
-----------------------------------------------------------------------------------------------------------------
Class SB3                 $6,250,000         (2)      Class IA-IO(c)                 June, 2004  30,500,000(4)
-----------------------------------------------------------------------------------------------------------------
Class SB4                $24,250,000         (2)      Class IA-IO(d)             December, 2004  24,250,000(4)
-----------------------------------------------------------------------------------------------------------------
Class SP                        $100         (3)            Class IP                 N/A                N/A
-----------------------------------------------------------------------------------------------------------------
Class SR                     N/A              N/A              N/A                   N/A                N/A
=================================================================================================================

(1) The Class SA Regular Interest will have a principal balance equal to the principal balance of the Mortgage Loans less the principal balance of the Class SB Regular Interests.
(2)      A rate equal to the Net WAC Rate of all the Mortgage Loans.
(3) The Class SP Regular Interest will have a Pass-Through Rate equal to zero, but will be entitled to all Prepayment Charges.
(4) The Class A-IO Notional Amounts are in respect of the Accrual Periods as defined in "Notional Amount" in Section 1.01 below.

         All payments of principal generated by the Mortgage Loans and Realized Losses shall be allocated first to the Class SA Regular Interest (until reduced to zero), then to the outstanding Class SB Regular Interests with the lowest numerical denomination (until reduced to zero).

Set forth below are designations of Classes or Components of Certificates to the categories used herein:

Accretion Directed Certificates ..........  None.

Accrual Certificates......................  None.

Book-Entry Certificates...................  All Classes of Certificates other than the Physical Certificates.

COFI Certificates.........................  None.

Component Certificates....................  None.

Delay Certificates........................  All interest-bearing Classes of Certificates other than any Non-
                                            Delay Certificates.



                                      4


ERISA-Restricted Certificates.............  Class A-R and Private Certificates; Certificates of any Class that cease to satisfy the rating requirements of the Underwriter's
                                            Exemption.

Fixed Rate Certificates...................  All Classes of Offered Certificates except LIBOR Certificates.

Inverse Floating Rate Certificates........  None.

LIBOR Certificates........................  Class A-1 Certificates.

Mezzanine Certificates....................  Class M-1 and Class M-2 Certificates.

Non-Delay Certificates....................  LIBOR Certificates.

Notional Amount Certificates..............  Class A-IO Certificates.

Offered Certificates......................  All Classes of Certificates other than the Private Certificates.

Physical Certificates.....................  Class A-R, Class P and Class OC Certificates.

Planned Principal Classes.................  None.

Primary Planned Principal Classes.........  None.

Principal Only Certificates...............  None.

Private Certificates......................  Class OC Certificates and Class P Certificates.

Rating Agencies...........................  Moody's and S&P.

Regular Certificates......................  All Classes of Certificates other than the Class A-R Certificates.

Residual Certificates.....................  Class A-R Certificates

Scheduled Principal Classes...............  None.

Secondary Planned
Principal Classes.........................  None.

Senior Certificates.......................  All Offered Certificates other than the Subordinated Certificates.

Subordinated Certificates.................  Mezzanine Certificates and Class B Certificates.

Support Classes...........................  None.

Targeted Principal Classes          None.


         With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect. If the aggregate Stated Principal Balance of the Initial Mortgage Loans on the Closing Date is equal to or greater than the aggregate Class Certificate Balances of the Certificates as of such date, all references herein to "Capitalized Interest Account", "Capitalized Interest Requirement", "Pre-Funding Amount", "Pre-Funding Account", "Pre-Funding Period", "Subsequent Mortgage Loan", "Subsequent Transfer Agreement", "Subsequent Transfer Date" and "Unused Pre-Funding Amount" shall be of no force or effect and all provisions herein related thereto shall similarly be of no force or effect.

         The following provisions in the Preliminary Statement are intended to cause all interest and principal collection in respect of the Mortgage Loans to be distributed from each Subsidiary REMIC to the Middle REMIC, from the Middle REMIC to the Master REMIC and from the Master REMIC to each Class of Certificates. The Preliminary Statement will be interpreted and applied consistently with such intent. The Trustee will seek guidance from tax counsel to the extent that it believes that any of the subsequent provisions are inconsistent with the foregoing to reconcile or eliminate such inconsistency.

         For any purpose for which the Adjusted Mortgage Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Adjusted Mortgage Rate for each of the interests issued by the Subsidiary REMIC, the Intermediate REMIC and the Master REMIC, such rates shall be adjusted to equal a monthly day count convention based on the actual number of days in the preceding Due Period and a 360 day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

                                  ARTICLE ONE

                                  DEFINITIONS

         Section 1.01.  Definitions.

         Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined below.

         Accretion Directed Certificates: As specified in the Preliminary Statement.

         Accrual Amount:  Not applicable.

         Accrual Certificates:  As specified in the Preliminary Statement.

         Accrual Period: For (a) each Class of LIBOR Certificates for a given Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date based on the actual number of days elapsed and a 360-day year and (b) all other classes of Offered Certificates for a given Distribution Date, the calendar month preceding the month of such Distribution Date based on a 360-day year consisting of twelve 30-day months.

         Accrual Termination Date:  Not applicable.

         Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Master Servicing Fee Rate and the related Servicing Fee Rate.

         Adjusted Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Expense Fee Rate.

         Adjusted Net WAC Rate: A per annum rate equal to (1) the weighted average of the Adjusted Net WAC Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs (adjusted in the case of the related Net WAC Rate applicable to the LIBOR Certificates, to an effective rate reflecting the accrual of interest calculated on the basis of a 360 day year and the actual number of days elapsed during the related Accrual Period) minus (2) the Pass-Through Rate for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Notional Amount of the Class A-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs. For federal income tax purposes, the Net WAC Rate will equal the weighted average rate on the Subsidiary REMIC regular interests, other than the Class P Certificate, where the Class SA Regular interest has a rate equal to the weighted average Mortgage Rate, and the Class SB Regular Interests will have a rate equal to (a) from the Closing Date to their respective Rate Change Date, the weighted average Mortgage Rate minus 2.50%, and (b) thereafter, the weighted average Mortgage Rate (adjusted to the appropriate day counting convention).

         Advance: The payment required to be made by the Master Servicer for any Distribution Date pursuant to Section 4.01, the amount of that payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee and net of any net proceeds in the case of any REO property) on the Mortgage Loans that were due during the related Due Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future Distribution: On any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received after the end of the related Prepayment Period and (ii) all Scheduled Payments due after the end of the related Due Period.

         Applied Realized Loss: As to any Distribution Date, the excess, if any, of (x) the aggregate Class Certificate Balance of the Certificates over
(y) the sum of (i) the aggregate Stated Principal Balance of the Mortgage Loans and (ii) the Pre-Funding Amount, if any.

         Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinance Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinance Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinance Loan.

         Available Funds: For any Distribution Date, the sum of (a) all monthly payments of principal and interest due on each Mortgage Loan on the related Due Date to the extent received or advanced, (b) the principal portion of the purchase price of each Mortgage Loan that was repurchased by the Seller or another person pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (f) all partial and full principal prepayments with respect to the Mortgage Loans (exclusive of any related Prepayment Charges) by borrowers received during the calendar month preceding the month of such Distribution Date and (g) for the Distribution Dates during and the Distribution Date immediately following the end of the Pre-Funding Period, any amounts withdrawn from the Capitalized Interest Account, if any, and on the Distribution Date immediately following the end of the Pre-Funding Period, any amounts remaining in the Pre-Funding Account, excluding any reinvestment earnings. The Holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans and such amounts will not be available for distribution to the Holders of the Offered Certificates.

         Available Funds Cap Reserve Fund: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.05 in the name of the Trustee for the benefit of the Certificateholders (other than the Holders of the Class A-IO Certificates). Funds in the Available Funds Cap Reserve Fund (other than investment income) shall be held in trust for the Certificateholders (other than the Holders of the Class A-IO Certificates) for the uses and purposes set forth in this Agreement. The Available Funds Cap Reserve Fund will not be an asset of any REMIC.

         Basic Principal Distribution Amount: For any Distribution Date, the excess of (i) the Principal Remittance Amount for the Distribution Date over
(ii) the Overcollateralization Release Amount, if any, for the Distribution
Date.

         BBA: British Bankers' Association.

         Blanket Mortgage: The mortgages encumbering a Cooperative Property.

         Book-Entry Certificates: As specified in the Preliminary Statement.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

         Capitalized Interest Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06 in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company, in trust for registered holders of Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G." Funds in the Capitalized Interest Account shall be held in trust for the Certificateholders for the uses and purposes in this Agreement and shall not be a part of any REMIC created under this Agreement. Any investment income earned from Permitted Investments made with funds in the Capitalized Interest Account will be for the account of the Seller, except to the extent provided in Section 3.06(g).

         Capitalized Interest Requirement: For the Distribution Dates in July 2002, August 2002 and September 2002 the sum of (1) the product of (a) the excess of the aggregate Stated Principal Balance of the Mortgage Loans plus the Pre-Funding Amount at the beginning of the related Due Period over the aggregate State Principal Balance of the Mortgage Loans and (b) the Subsequent Mortgage Loans that have a payment due in the related Due Period, and (2) a fraction, the numerator of which is the Net WAC Rates as of the first day of the calendar month preceding the month of such Distribution Date and the denominator of which is 12.

         Carryover Reserve Fund: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(h) in the name of the Trustee for the benefit of the LIBOR Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G, Class A-1." Funds in the Carryover Reserve Fund shall be held in trust for the LIBOR Certificateholders for the uses and purposes set forth in this Agreement. The Carryover Reserve Fund will not be an asset of any REMIC.

         Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached as exhibits.

         Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.06(c) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "IndyMac Bank, F.S.B., in trust for the registered holders of Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G."

         Certificate Balance: For any Offered Certificate (other than the Class A-IO Certificates) at any date, the maximum dollar amount of principal to which the Holder of that Certificate is then entitled, such amount being equal to the Denomination of the Certificate minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to that Certificate on all prior Distribution Dates. The Class A-IO Certificates have no Certificate Balance. As to the Class OC Certificates as of any date of determination the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans plus the Pre-Funding Amount over (b) the then aggregate Class Certificate Balance of all Classes of Certificates (other than the Class OC Certificates).

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate.

         Certificate Register: The register maintained pursuant to Section 5.02.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor is not Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect a consent has been obtained, except that if the Depositor or its affiliates own 100% of the Percentage Interests evidenced by a Class of Certificates, the Certificates shall be Outstanding for purposes of any provision of this Agreement requiring the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

         Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

         Class A Principal Distribution Amount: For any Distribution Date, the excess of

         (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to that Distribution Date over

         (ii) the positive difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses in the related Prepayment Period and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses incurred during the related Prepayment Period multiplied by the sum of (A) 9.00% and (B) the Current Specified Overcollateralization Percentage.

         Class B Applied Realized Loss Amount: As to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Certificate Balance thereof (after taking into account the distribution of the Class B Principal Distribution Amount on such Distribution Date) and (y) the Applied Realized Loss as of such Distribution Date.

         Class B Principal Distribution Amount: For any Distribution Date, the excess of

         (i) the Class Certificate Balance of the Class B Certificates immediately prior to that Distribution Date over

         (ii) the positive difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses incurred during the related Prepayment Period and (b) the sum of (1) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (3) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (4) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses during the related Prepayment Period multiplied by the Current Specified Overcollateralization Percentage.

         Class Certificate Balance: For any Class (other than the Class A-IO Certificates) as of any date of determination, the aggregate of the Certificate Balances of all Certificates of the Class as of that date. As to the Class OC Certificates as of any date of determination the excess, if any, of (a) the then aggregate Stated Principal Balance of the Mortgage Loans plus the Pre-Funding Amount over (b) the then aggregate Class Certificate Balance of all Classes of Certificates (other than the Class OC Certificates).

         Class M-1 Applied Realized Loss Amount: As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date) and (y) the excess of
(i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         Class M-1 Principal Distribution Amount: For any Distribution Date, the excess of

         (i) the Class Certificate Balance of the Class M-1 Certificates immediately prior to that Distribution Date over

         (ii) the positive difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period after reduction for Realized Losses incurred in the related Prepayment Period and (b) the sum of (1) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses incurred during the related Prepayment Period multiplied by the sum of (A) 5.00% and (B) the Current Specified Overcollateralization Percentage.

         Class M-2 Applied Realized Loss Amount: As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date) and (y) the excess of
(i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount as of such Distribution Date.

         Class M-2 Principal Distribution Amount: For any Distribution Date, the excess of

         (i) the Class Certificate Balance of the Class M-2 Certificates immediately prior to that Distribution Date over

         (ii) the positive difference between (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period after reduction for Realized Losses incurred in the related Prepayment Period, and (b) the sum of (1) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (3) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period, after reduction for Realized Losses incurred during the related Prepayment Period multiplied by the sum of (A) 2.00% and (B) the Current Specified Overcollateralization Percentage.

         Closing Date: June 28, 2002.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         Collection Account: As defined in Section 3.06(c).

         Compensating Interest: For any Distribution Date, 0.125% multiplied by one-twelfth multiplied by the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the prior month.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and that governs the Cooperative

Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Coop Shares: Shares issued by a Cooperative Corporation.

         Corporate Trust Office: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attn: Trust Administration IN0207 (IndyMac MBS, Inc., Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G), and which is the address to which notices to and correspondence with the Trustee should be directed.

         Corresponding Class: With respect to each REMIC Regular Interest, any Class of regular interests Certificates or Components appearing opposite such REMIC Regular Interest in the Preliminary Statement.

         Current Specified Overcollateralization Percentage: For any Distribution Date, the percentage obtained by dividing (a)
Overcollateralization Target Amount by (b) the sum of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) and (ii) the Pre-Funding Amount.

         Cut-off Date: For each Initial Mortgage Loan, June 1, 2002; for each Subsequent Mortgage Loan, the later of its date of origination and the first day of the month in which the Subsequent Mortgage Loan is transferred to the Trust Fund.

         Cut-off Date Principal Balance: As to any Mortgage Loan, its Stated Principal Balance as of the close of business on the related Cut-off Date.

         Debt Service Reduction: For any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for the Mortgage Loan that became final and non-appealable, except a reduction resulting from a Deficient Valuation or a reduction that results in a permanent forgiveness of principal.

         Deficient Valuation: For any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of the court that is final and non-appealable in a proceeding under the Bankruptcy Code.

         Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

         Delay Certificates: As specified in the Preliminary Statement.

         Delay Delivery Mortgage Loans: (i) The Initial Mortgage Loans identified on the Mortgage Loan Schedule for which all or a portion of a related Mortgage File is not delivered to the Trustee by the

Closing Date, and (ii) all Subsequent Mortgage Loans. With respect to the Initial Mortgage Loans identified as Delay Delivery Mortgage Loans and the Subsequent Mortgage Loans, the Depositor shall deliver the Mortgage Files to the Trustee:

         (A) for at least 70% of the Initial Mortgage Loans and the Subsequent Mortgage Loans, as applicable, not later than the Closing Date or Subsequent Transfer Date, as applicable, and

         (B) for the remaining 30% of the Initial Mortgage Loans and the Subsequent Mortgage Loans, as applicable, not later than five Business Days following the Closing Date or Subsequent Transfer Date, as applicable.

         To the extent that the Seller is in possession of any Mortgage File for any Delay Delivery Mortgage Loan, until delivery of the Mortgage File to the Trustee as provided in Section 2.01, the Seller shall hold the files as Master Servicer, as agent and in trust for the Trustee.

         Deleted Mortgage Loan: As defined in Section 2.03(c).

         Delinquent: A Mortgage Loan is "Delinquent" if any monthly payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due. The determination of whether a Mortgage Loan is "60 days Delinquent", "90 days Delinquent", etc. shall be made in a like manner.

         Denomination: For each Certificate, the amount on the face of the Certificate as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face of the Certificate.

         Depositor: IndyMac MBS, Inc., a Delaware corporation, or its successor in interest.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC.

         Depository Participant: A broker, dealer, bank, or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: As to any Distribution Date, the 18th day of each month or if that day is not a Business Day the next Business Day, except that if the next Business Day is less than two Business Days before the related Distribution Date, then the Determination Date shall be the Business Day preceding the 18th day of the month.

         Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(e) in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company in trust for registered holders of Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

         Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if that day is not a Business Day, the next Business Day, commencing in July 2002.

         Due Date: For any Mortgage Loan, the first day of the month.

         Due Period: For any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

         Eligible Account: Any of

         (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of the holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or

         (ii) an account in a depository institution or trust company that is insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim on the funds in the account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing the funds in the account that is superior to claims of any other depositors or creditors of the depository institution or trust company in which the account is maintained, or

         (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity, or

         (iv) any other account acceptable to each Rating Agency.

Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

         ERISA: The Employee Retirement Income Security Act of 1974.

         ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

         ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

         Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.07(a).

         Event of Default: As defined in Section 7.01.

         Excess Proceeds: For any Liquidated Mortgage Loan, the excess of

         (a) all Liquidation Proceeds from the Mortgage Loan received in the calendar month in which the Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advances with respect to the Mortgage Loan pursuant to Section 3.09(a)(ii), over

         (b) the sum of (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the Due Date in the month in which the Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date for which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date following the calendar month during which the liquidation occurred.

         Expense Fee Rate: As to each Mortgage Loan, the sum of the related Master Servicing Fee Rate, Servicing Fee Rate, Trustee Fee Rate, and the rate at which lender-paid primary mortgage insurance premiums are calculated.

         Extra Principal Distribution Amount: With respect to the first six Distribution Dates, zero. As of any Distribution Date thereafter, the lesser of (x) the Net Monthly Excess Cashflow for that Distribution Date and (y) the Overcollateralization Deficiency Amount, if any, for that Distribution Date.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: MBS Monitoring - IndyMac 2002-G, or any other address Fitch furnishes to the Depositor and the Master Servicer.

         FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         Indirect Participant: A broker, dealer, bank, or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

         Initial LIBOR Rate: 1.84% per annum.

         Initial Mortgage Loan: Such of the Mortgage Loans transferred and assigned to the Trustee on the Closing Date pursuant to the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule as of the Closing Date, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

         Insurance Policy: For any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

         Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

         Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

         Interest Remittance Amount: For any Distribution Date, that portion of the Available Funds for such Distribution Date allocable to interest.

         Intermediate REMIC: As defined in the Preliminary Statement.

         Intermediate REMIC Accretion Directed Classes: As defined in the Preliminary Statement.

         Intermediate REMIC Accrual Class: As defined in the Preliminary Statement.

         Intermediate REMIC Regular Interest: As defined in the Preliminary Statement.

         IR Interest: As defined in the Preliminary Statement.

         Latest Possible Maturity Date: The Distribution Date in September 2032.

         Lender PMI Loan: A Mortgage Loan with respect to which the lender rather than the borrower acquired the primary mortgage guaranty insurance and charged the related borrower an interest premium.

         LIBOR: For any Accrual Period for the LIBOR Certificates, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the BBA's rate for one-month deposits in U.S. dollars as found on Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. If the rate does not appear on Telerate Page 3750, the rate for that date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 A.M. (London time) on that date to prime banks in the London interbank market. In that case, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are so provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 A.M. (New York City time) on that date for one-month U.S. dollar loans to leading European Banks.

         LIBOR Certificates: As specified in the Preliminary Statement.

         LIBOR Shortfall: With respect to any Distribution Date as to which the Pass-Through Rate for any of the LIBOR Certificates is based upon the Net WAC Rate, the excess of (i) the amount of interest the related Certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Net WAC Rate, over (ii) the amount of interest the related Certificates received on such Distribution Date based on the Net WAC Rate, together with the unpaid portion of any such related excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on the related Certificates, without giving effect to the Net WAC Rate).

         LIBOR Determination Date: For any Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of the Accrual Period.

         Liquidated Mortgage Loan: For any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of the Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of the Mortgage Loan, including the final disposition of an REO Property.

         Liquidation Proceeds: Amounts, including Insurance Proceeds regardless of when received, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property, and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees, Servicing Advances, and Advances.

         Loan-to-Value Ratio: For any Mortgage Loan and as of any date of determination, is the fraction whose numerator is the original principal balance of the related Mortgage Loan at that date of determination and whose denominator is the Appraised Value of the related Mortgaged Property.

         London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

         Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Maintenance: For any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         Master REMIC:  As described in the Preliminary Statement.

         Master Servicer: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as master servicer under this Agreement.

         Master Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the Business Day preceding the Distribution Date.

         Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, one month's interest at the related Master Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Master Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan for the period covered by the payment of interest, subject to reduction as provided in Section 3.15.

         Master Servicing Fee Rate: For each Mortgage Loan, 0%.

         Modified Mortgage Loan: Any Mortgage Loan that the Master Servicer has modified pursuant to Section 3.12.

         Monthly Interest Distributable Amount: For any Distribution Date and each Class of Offered Certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the related Class Certificate Balance, or in the case of the Class of Class A-IO Certificates, on the Notional Amount of such Class immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls allocated to such Class and any Relief Act Interest Shortfalls (allocated to each Certificate based on its respective entitlements to interest irrespective of any Prepayment Interest Shortfalls or shortfalls on the Mortgage Loans resulting from Relief Act Interest Shortfalls for such Distribution Date).

         Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.03.

         Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Loan Monitoring Group, or any other address that Moody's furnishes to the Depositor and the Master Servicer.

         Mortgage: The mortgage, deed of trust, or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans: Such of the Mortgage Loans transferred and assigned to the Trustee pursuant to either (i) this Agreement or (ii) a Subsequent Transfer Agreement and this Agreement, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

         Mortgage Loan Schedule: As of any date, the list set forth in
Schedule I of Mortgage Loans included in the Trust Fund on that date, separately identifying the Initial Mortgage Loans and the Subsequent Mortgage Loans. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

                  (i)    the loan number;

                 (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

                (iii)    the maturity date;

                 (iv)    the original principal balance;

                  (v)    the Cut-off Date Principal Balance;

                 (vi)    the first payment date of the Mortgage Loan;

                (vii) the Scheduled Payment in effect as of the related Cut-off Date;

               (viii)    the Loan-to-Value Ratio at origination;

                 (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                  (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

                 (xi)    the Mortgage Rate;

                (xii)    the purpose for the Mortgage Loan;

               (xiii) the type of documentation program pursuant to which the Mortgage Loan was originated;

                (xiv) a code indicating whether the Mortgage Loan is a borrower-paid mortgage insurance loan;

                 (xv)    the Servicing Fee Rate;

                (xvi) a code indicating whether the Mortgage Loan is a Lender PMI Loan;

               (xvii)    the coverage amount of any mortgage insurance;

              (xviii) with respect to the Lender PMI Loans, the interest premium charged by the Lender; and

                (xix) a code indicating whether the Mortgage Loan is a Delay Delivery Mortgage Loan.

The schedule shall also set forth the total of the amounts described under (v) above for all of the Mortgage Loans.

         Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

         Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

         Mortgagor:  The obligor on a Mortgage Note.

         MR Interest: As defined in the Preliminary Statement.

         Net Monthly Excess Cashflow: For any Distribution Date, the sum of
(a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Offered Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A and Class A-IO Certificates and (C) the Principal Remittance Amount.

         Net Prepayment Interest Shortfall: For any Distribution Date, the excess of the sum of the Prepayment Interest Shortfalls for that Distribution Date over the sum of the Compensating Interest payments made on that Distribution Date.

         Net WAC Rate: The weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month in which such date occurs (adjusted in the case of the Net WAC Rate applicable to the LIBOR Certificates, to an effective rate reflecting the accrual of interest calculated on the basis of a 360 day year and the actual number of days elapsed during the related Accrual Period).

         Net WAC Shortfall: With respect to any Class of Certificates (other than the LIBOR Certificates and the Class A-IO Certificates) and any Distribution Date on which the Net WAC Rate is used to determine the Pass-Through Rate of such Class of Certificates, an amount equal to the excess of (x) the Monthly Interest Distributable Amount for such Class calculated at the related Pass-Through Rate (without regard to the Net WAC Rate) over (y) the Monthly Interest Distributable Amount for such Class calculated using the Net WAC Rate.

         Net WAC Shortfall Carry-Forward Amount: With respect to any Class of Certificates (other than the LIBOR Certificates and the Class A-IO Certificates) and any Distribution Date, an amount equal to the aggregate amount of Net WAC Shortfall for such Class on that Distribution Date, plus any unpaid Net WAC Shortfall for such Class from prior Distribution Dates, to the extent not covered by payments from the Available Funds Cap Reserve Fund, plus interest thereon to the extent previously unreimbursed by Net Monthly Excess Cash Flow at a rate equal to the related Pass-Through Rate (without regard to the Net WAC Rate).

         Non-Delay Certificates: As specified in the Preliminary Statement.

         Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer, that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

         Notional Amount: With respect to the Class A-IO Certificates will equal the lesser of (i)(a) for each Accrual Period for each Distribution Date through June 2003, $45,000,000, (b) for each Accrual Period for each Distribution Date thereafter through December 2003, $39,000,000, (c) for each Accrual Period for each Distribution Date thereafter through June 2004, $30,500,000, (d) for each Accrual Period for each Distribution Date thereafter through December 2004, $24,250,000, and (e) for each Accrual Period for each Distribution Date thereafter, $0, and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs.

         Notional Amount Certificates: As specified in the Preliminary
Statement.

         Offered Certificates: As specified in the Preliminary Statement.

         Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee as required by this Agreement.

         Opinion of Counsel: For the interpretation or application of the REMIC Provisions, a written opinion of counsel who is (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Otherwise, a written opinion of counsel who may be counsel for the Depositor or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee.

         Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinance Loan.

         OTS: The Office of Thrift Supervision.

         Outstanding: For the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                      (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                     (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

         Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full before the Due Date and that did not become a Liquidated Mortgage Loan before the Due Date.

         Overcollateralization Deficiency Amount: For any Distribution Date, the excess of

         (a) the Overcollateralization Target Amount applicable to the Distribution Date over

         (b) the Overcollateralized Amount applicable to the Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date).

         Overcollateralization Release Amount: For any Distribution Date, the lesser of (a) the excess, if any, of the Overcollateralized Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over the Overcollateralizion Target Amount for such Distribution Date and (b) the Principal Remittance Amount for such Distribution Date.

         Overcollateralization Target Amount: With respect to the first six Distribution Dates, zero. With respect to any Distribution Date thereafter, $2,250,000.

         Overcollateralized Amount: As of any Distribution Date, the excess of

         (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period plus the amount in the Pre-Funding Account (excluding investment earnings thereon) over

         (b) the aggregate of the Class Certificate Balances of the Offered Certificates as of the Distribution Date (after giving effect to the distributions of the Principal Remittance Amount on the Certificates on the Distribution Date).

         Ownership Interest: As to any Residual Certificate, any ownership interest in the Certificate including any interest in the Certificate as its Holder and any other interest therein, whether direct or indirect, legal or beneficial.

         Pass-Through Rate: For each Class of Certificates and each Subsidiary Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

         Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, the percentage interest being set forth on its face or equal to the percentage obtained by dividing the Denomination of the Certificate by the aggregate of the Denominations of all Certificates of the same Class.

         Permitted Investments: At any time, any of the following:

         (i) obligations of the United States or any agency thereof backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (iii) commercial or finance company paper that is then receiving the highest commercial or finance company paper rating of each Rating Agency, or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of the depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of the holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for the securities, or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that the deposits are fully insured by the FDIC;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company, or other corporation acceptable to the Rating Agencies at the time of the issuance of the agreements, as evidenced by a signed writing delivered by each Rating Agency;

         (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

         (viii) securities (other than stripped bonds, stripped coupons, or instruments sold at a purchase price in excess of 115% of their face amount) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of the investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's the rating shall be the highest commercial paper rating of Moody's for the securities), or any lower rating that will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and
(ii) if S&P is a Rating Agency, "AAAm" or "AAAM-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

         (x) any other investments bearing interest or sold at a discount acceptable to each Rating Agency that will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency.

         No Permitted Investment may evidence the right to receive interest only payments with respect to the obligations underlying the instrument. Any Permitted Investment shall be relatively risk free and no options or voting rights shall be exercised with respect to any Permitted Investment. No Permitted Investment may be sold or disposed of before its maturity.

         Permitted Transferee: Any person other than

         (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,

         (ii) a foreign government, International Organization, or any agency or instrumentality of either of the foregoing,

         (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate,

         (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code,

         (v)   a Person that is not a U.S. Person, and

         (vi) any other Person so designated by the Depositor based on an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to the Person may cause either REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

         Physical Certificates: As specified in the Preliminary Statement.

         Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans on the last day of the related Due Period that were Outstanding Mortgage Loans on that day.

         Pre-Funding Amount: For any date, the amount on deposit in the Pre-Funding Account as of that date (net of any reinvestment earnings thereon). On the Closing Date, the Pre-Funding Amount shall be $108,413,125.67.

         Pre-Funding Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06 in the name of the Trustee for the benefit of the Certificateholders and designated "Deutsche Bank National Trust Company, in trust for registered holders of Residential Asset Securitization Trust 2002-A7, Mortgage Pass-Through Certificates, Series 2002-G" allocated for the purchase of Subsequent Mortgage Loans. Funds in the Pre-Funding Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created under this Agreement. Any investment income earned from Permitted Investments in the Pre-Funding Account will be for the account of the Seller, except to the extent provided in Sections 3.06(g).

         Pre-Funding Period: The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) September 26, 2002 and (iii) an Event of Default.

         Prepayment Charge: As to a Mortgage Loan, any charge paid by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in the Prepayment Charge Schedule.

         Prepayment Charge Period: As to any Mortgage Loan the period of time during which a Prepayment Charge may be imposed.

         Prepayment Charge Schedule: As of any date, the list of Prepayment Charges included in the Trust Fund on that date, (including the prepayment charge summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

               (i)  the Mortgage Loan account number;

              (ii)  a code indicating the type of Prepayment Charge;

             (iii) the state of origination in which the related Mortgage Property is located;

              (iv) the first date on which a Monthly Payment is or was due under the related Mortgage Note;

               (v)  the term of the Prepayment Charge;

              (vi)  the original principal amount of the related Mortgage
                    Loan; and

             (vii) the Cut-off Date Principal Balance of the related Mortgage Loan.

         The Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with this Agreement.

         Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan, and Principal Prepayment, the excess of one month's interest at the related Mortgage Rate (net of the related Master Servicing Fee Rate) on the Principal Prepayment over the amount of interest paid in connection with the Principal Prepayment.

         Prepayment Period: As to any Distribution Date, the prior calendar month.

         Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

         Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for the Distribution Date and (ii) the Extra Principal Distribution Amount for the Distribution Date. In no event will the Principal Distribution Amount with respect to any Distribution Date be less than zero or, for so long as the Offered Certificates are still outstanding, greater than the aggregate outstanding Class Certificate Balance of the Offered Certificates.

         Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.12) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date in any month after the month of prepayment. The Master Servicer shall apply partial Principal Prepayments in accordance with the related Mortgage Note.

         Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         Principal Remittance Amount: For any Distribution Date, the sum of the following amounts (without duplication):

         (i) the principal portion of all Scheduled Payments on the Mortgage Loans due during the related Due Period, to the extent received or advanced on or prior to the related Determination Date;

         (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, the Substitution Adjustment Amount representing a principal adjustment) as required by this Agreement during the related Prepayment Period;

         (iii) the principal portion of all unscheduled collections, including Insurance Proceeds, Liquidation Proceeds and all full and partial Principal Prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans;

         (iv) with respect to the Distribution Date occurring in the month following the end of the Pre-Funding Period, the Unused Pre-Funding Amount; and

         (v) the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

         Private Certificates: As specified in the Preliminary Statement.

         Proprietary Lease: For any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

         Prospectus Supplement: The Prospectus Supplement dated June 25, 2002 relating to the Offered Certificates.

         PUD: Planned Unit Development.

         Purchase Price: For any Modified Mortgage Loan or any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased by the Master Servicer pursuant to Section 3.12, the sum of

         (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of the purchase, and

         (ii) accrued interest on the Mortgage Loan at the applicable Mortgage Rate (or at the applicable Adjusted Net Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

If the Mortgage Loan is a Modified Mortgage Loan, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Adjusted Net Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which the Modified Mortgage Loan is assigned to the Master Servicer pursuant to
Section 3.12.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over the insurer in connection with the insurance policy issued by the insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

         Rate Change Date: As specified in the Preliminary Statement.

         Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any of them or a successor is no longer in existence, "Rating Agency" shall be the nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References to a given rating or rating category of a Rating Agency means the rating category without giving effect to any modifiers.

         Realized Loss: With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, as provided in
Section 3.12.

         Recognition Agreement: For any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of the Mortgage Loan which establishes the rights of the originator in the Cooperative Property.

         Record Date: With respect to any Distribution Date and (i) any Certificate other than a LIBOR Certificate that is a Book-Entry Certificate, the close of business on the last Business Day of the month preceding the month of that Distribution Date and (ii) for any LIBOR Certificate that is a Book-Entry Certificate, the close of business on the Business Day before the related Distribution Date.

         Reference Bank: As defined in Section 4.07.

         Refinance Loan: Any Mortgage Loan the proceeds of which are used to refinance an existing Mortgage Loan.

         Regular Certificates: As specified in the Preliminary Statement.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940.

         Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

         REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

         Required Available Funds Cap Reserve Fund Deposit: For any Distribution Date is the sum of (A) an amount necessary to make the amount on deposit therein equal to $10,000, (B) the Net WAC Shortfall Carry-Forward Amount for that Distribution Date and (C) the LIBOR Shortfall for that Distribution Date (less the amount of any payment to be made on such Distribution Date pursuant to Section 3.06(h)).

         Required Insurance Policy: For any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

         Residual Certificates: As specified in the Preliminary Statement.

         Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, the matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement.

         SAIF: The Savings Association Insurance Fund, or any successor thereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., 55

Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or any other address that S&P furnishes to the Depositor and the Master Servicer.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal or interest on the Mortgage Loan that, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on the Mortgage Loan.

         Securities Act: The Securities Act of 1933.

         Security Agreement: For any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note that defines the security interest in the Coop Shares and the related Proprietary Lease.

         Seller: IndyMac Bank, F.S.B., a federal savings bank, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

         Servicing Account: The separate Eligible Account or Accounts created and maintained pursuant to Section 3.06(b).

         Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including the cost of

               (a) the preservation, restoration, and protection of a Mortgaged Property,

               (b) expenses reimbursable to the Master Servicer pursuant to
         Section 3.12 and any enforcement or judicial proceedings, including foreclosures,

               (c) the maintenance and liquidation of any REO Property, and

               (d) compliance with the obligations under Section 3.10; and

               (e) reasonable compensation to the Master Servicer or its affiliates for acting as broker in connection with the sale of foreclosed Mortgaged Properties and for performing certain default management and other similar services (including appraisal services) in connection with the servicing of defaulted Mortgage Loans. For purposes of this clause (e), only costs and expenses incurred in connection with the performance of activities generally considered to be outside the scope of customary servicing or master servicing duties shall be treated as Servicing Advances.

         Servicing Fee: As to each Mortgage Loan and any Distribution Date, one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan, or, whenever a payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of the Mortgage Loan for the period covered by the payment of interest, subject to reduction as provided in Section 3.15.

         Servicing Fee Rate: For any Mortgage Loan, 0.25% per annum.

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as the list may from time to time be amended.

         Servicing Standard: That degree of skill and care exercised by the Master Servicer with respect to Mortgage Loans comparable to the mortgage loans serviced by the Master Servicer for itself or others.

         60+ Day Delinquent Loan: As to any Distribution Date, each Mortgage Loan in foreclosure, all REO Property, each Mortgage Loan for which the Mortgagor has filed for bankruptcy, and each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period).

         Startup Day: The Closing Date.

         Stated Principal Balance: As to any Mortgage Loan and any date of determination, the unpaid principal balance of the Mortgage Loan as of the Cut-off Date after application of all Scheduled Payments allocable to principal due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more Classes of Certificates on or before such date.

         Stepdown Date: The earlier to occur of (i) the Distribution Date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in June 2005 and (y) the first Distribution Date on which the sum of
(A) the aggregate Class Certificate Balance of the Class M and Class B Certificates and (B) the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) is greater than or equal to approximately 10.00%

         Subordinated Certificates: As specified in the Preliminary Statement.

         Subsequent Mortgage Loan: Such of the Mortgage Loans transferred and assigned to the Trustee pursuant to (i) a Subsequent Transfer Agreement and
(ii) the provisions hereof, as from time to time are held as a part of the Trust Fund (including any REO Property), the Mortgage Loans so held being identified on the Mortgage Loan Schedule for the related Subsequent Transfer Date, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. When used with respect to a single Subsequent Transfer Date, "Subsequent Mortgage Loan" means a Subsequent Mortgage Loan conveyed to the Trust Fund on the Subsequent Transfer Date.

         Subsequent Transfer Agreement: A Subsequent Transfer Agreement substantially in the form of Exhibit Q, executed and delivered by the Seller, the Depositor, and the Trustee as provided in Section 2.09(a).

         Subsequent Transfer Date: For any Subsequent Transfer Agreement, the "Subsequent Transfer Date" identified in the Subsequent Transfer Agreement. The Subsequent Transfer Date for any Subsequent Transfer Agreement may not be a date earlier than the date on which the Subsequent Transfer Agreement is executed and delivered by the parties thereto pursuant to Section 2.09(a).

         Subservicer: As defined in Section 3.02(a).

         Subsidiary REMIC: As described in the Preliminary Statement.

         Subsidiary REMIC Regular Interests: As described in the Preliminary Statement.

         Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan that must, on the date of substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,

         (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan (unless the amount of any shortfall is deposited by the Seller in the Certificate Account and held for distribution to the Certificateholders on the related Distribution Date);

         (ii) have a Mortgage Rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan;

        (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan;

         (iv) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and

         (vi) comply with each representation and warranty in Section 2.03.

         Substitution Adjustment Amount: As defined in Section 2.03.

         Telerate Page 3750: The display page currently so designated on the Bridge Telerate Information Services, Inc. (or any page replacing that page on that service for the purpose of displaying London inter-bank offered rates of major banks).

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         Trigger Event: On any Distribution Date after the Stepdown Date, a Trigger Event will have occurred if (A) the percentage obtained by dividing
(x) the principal amount of 60+ Day Delinquent Loans by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds:

            Distribution Date                             Percentage
            --------------------------------------        ----------

            July 2005 - July 2007......................       2.25%
            August 2007 and thereafter.................       3.25%

or (B) commencing with the July 2005 Distribution Date, cumulative Realized Losses exceed 10.00% of the sum of (a)(1) the aggregate Class Certificate Balance of the Offered Certificates then outstanding minus (2) the aggregate Class Certificate Balance of the class of Offered Certificates then outstanding with the highest priority of payment and (b) the Overcollateralized Amount.

         Trust Fund: The corpus of the trust created under this Agreement consisting of

         (i) the Mortgage Loans and all interest and principal received on them after the related Cut-off Date, other than amounts due on the Mortgage Loans by the related Cut-off Date;

        (ii) the Certificate Account, the Carryover Reserve Fund, the Distribution Account, the Pre-Funding Account, the Capitalized Interest Account and the Available Funds Cap Reserve Fund and all amounts deposited therein pursuant to this Agreement (including amounts received from the Seller on the Closing Date that will be deposited by the Trustee in the Certificate Account pursuant to Section 2.01);

         (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure, or otherwise;

         (iv) the right to collect any amounts under any mortgage insurance policies covering any Mortgage Loan and any collections received under any mortgage insurance policies covering any Mortgage Loan;

         (v) all of the Trust's right, title and interest in and to the Yield Maintenance Agreement; and

         (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

         Trustee: Deutsche Bank National Trust Company and its successors and, if a successor trustee is appointed under this Agreement, the successor.

         Trustee Fee: The fee payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

         Trustee Fee Rate: 0.0065% per annum.

         The terms "United States," "State," and "International Organization" have the meanings in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         UCC:  The Uniform Commercial Code for the State of New York.

         Underwriter's Exemption: Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

         United States Person or U.S.  Person:

         (i)   A citizen or resident of the United States;

         (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia;

         (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations);

         (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or

         (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons before that date, may elect to continue to be U.S. Persons.

         Unpaid Interest Shortfall Amount: For the first Distribution Date and any Class of Certificates, zero, and for any other Distribution Date and any Class of Certificates, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds
(b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

         Unpaid Realized Loss Amount: For any Class of Subordinated Certificates and any Distribution Date, is the excess of (i) Applied Realized Loss Amounts for the Class over (ii) the sum of all distributions in reduction of Applied Realized Loss Amounts for the Class on all previous Distribution Dates. Any amounts distributed to a Class of Subordinated Certificates with respect to any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of the Class.

         Unused Pre-Funding Amount: The Pre-Funding Amount immediately after the end of the Pre-Funding Period.

         Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, (a) 2% of all Voting Rights shall be allocated to the Class A-IO Certificates (the Voting Rights to be allocated among the holders of Certificates of each Class in accordance with their respective Percentage Interests) and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Offered Certificates (other than the Class A-R Certificates) in proportion to the Certificate Balances or notional amounts, as applicable, of the respective Certificates on the date. The Class A-R Certificates shall have no voting rights.

         Yield Maintenance Agreement: The interest rate cap agreement between the Trustee and Bear Stearns Financial Products Inc.

         Section 1.02.  Rules of Construction.

         Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise

         (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12
(a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

         (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

         (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

         (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

         (e) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

         (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

         (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "by." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

         (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  ARTICLE TWO

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

         Section 2.01.  Conveyance of Mortgage Loans.

         (a) The Seller, concurrently with the execution and delivery of this Agreement, hereby transfers to the Depositor, without recourse, all the interest of the Seller in each Initial Mortgage Loan, including all interest and principal due to the Seller on each Initial Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Initial Mortgage Loan received before the related Cut-off Date for installments of interest and principal due after the related Cut-Off Date but not including payments of principal and interest due by the related Cut-off Date. By the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Initial Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of Initial Mortgage Loans that are Delay Delivery Mortgage Loans, such delivery may take place within five Business Days of the Closing Date) as of the Closing Date. The delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Initial Mortgage Loans. With respect to any Initial Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Seller shall deposit into the Distribution Account on the first Distribution Account Deposit Date an amount equal to one month's interest at the related Adjusted Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan. If the Seller shall fail to deposit such amount by the first Distribution Account Deposit Date, the Trustee shall deposit such amount. Also on the Closing Date the Depositor shall deposit $200 into the Certificate Account.

         (b) The Depositor, concurrently with the execution and delivery of this Agreement, hereby transfers to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made in this Agreement by the Seller or to repurchase or substitute for any affected Initial Mortgage Loan in accordance with this Agreement.

         (c) In connection with the transfer and assignment of each Initial Mortgage Loan, the Depositor has delivered (or, in the case of the Delay Delivery Mortgage Loans, will deliver to the Trustee within the time periods specified in the definition of Delay Delivery Mortgage Loans), and, in connection with the transfer and assignment of each Subsequent Mortgage Loan, will deliver to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned.

                  (i) The original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of _______________ ______________without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each endorsement being sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note) or a lost note affidavit for any Lost Mortgage Note from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of the Mortgage Note.

                  (ii) Except as provided below, the original recorded Mortgage or a copy of the Mortgage certified by the Seller (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) as being a true and complete copy of the Mortgage.

                  (iii) A duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of the mortgage (each assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to its assignee of the Mortgage to which the assignment relates). If the related Mortgage has not been returned from the applicable public recording office, the assignment of the Mortgage may exclude the information to be provided by the recording office. The assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico.

                 (iv) The original or copies of each assumption, modification, written assurance, or substitution agreement.

                  (v) Except as provided below, the original or duplicate original lender's title policy and all its riders.

                 (vi) The originals of the following documents for each Cooperative Loan:

                        (A) the Coop Shares, together with a stock power in blank;

                        (B)   the executed Security Agreement;

                        (C)   the executed Proprietary Lease;

                        (D)   the executed Recognition Agreement;

                        (E)   the executed UCC-1 financing statement
                              that has been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease with evidence of recording on it; and

                        (F)   executed UCC-3 financing statements or
                              other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation). If in connection with any Mortgage Loan the Depositor cannot deliver

                              (a)   the original recorded Mortgage,

                              (b)   all interim recorded assignments, or

                              (c) the lender's title policy (together with all its riders)

satisfying the requirements of clause (ii), (iii), or (v) above, respectively, concurrently with the execution and delivery of this Agreement because any of them have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, then the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, the original Mortgage or the interim assignment, as the case may be, with evidence of recording indicated on it when it is received from the public recording office, or a copy of it, certified, if appropriate, by the relevant recording office.

         The delivery of the Original Mortgage Loan and each interim assignment or a copy of them, certified, if appropriate, by the relevant recording office, shall not be made later than one year following the Closing Date (or, for a Subsequent Mortgage Loan, the Subsequent Transfer Date), or, in the case of clause (v) above, later than 120 days following the Closing Date (or, for a Subsequent Mortgage Loan, the Subsequent Transfer Date). If the Depositor is unable to deliver each Mortgage by that date and each interim assignment because any documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver the documents to the Trustee as promptly as possible upon their receipt and, in any event, within 720 days following the Closing Date (or, for a Subsequent Mortgage Loan, the Subsequent Transfer Date).

         The Depositor shall forward to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. If the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver the required document to the public recording office. If a public recording office retains the original recorded Mortgage or if a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of the Mortgage certified by the public recording office to be a true and complete copy of the original recorded Mortgage.

         As promptly as practicable after any transfer of a Mortgage Loan under this Agreement, and in any event within thirty days after the transfer, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as its assignee, and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, if the Trustee has not received the information required to deliver any assignment of a Mortgage for recording, the Trustee shall deliver it as soon as practicable after receipt of the needed information and in any event within thirty days.

         The Trustee need not record any assignment that relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, recording the assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

         If any Mortgage Loans have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of the prepayment that is required to be deposited in the Certificate Account pursuant to Section 3.06.

         Notwithstanding anything to the contrary in this Agreement, within five Business Days after the Closing Date (in the case of Initial Mortgage Loans), the Seller shall either

         (x) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or

         (y) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan (treating each such Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03), provided, however, that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period specified herein, the Seller shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. At the end of such period, the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such period in accordance with the provisions of Section 2.02.

         (d) The Seller agrees to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting, and regulatory purposes.

         Section 2.02.  Acceptance by the Trustee of the Mortgage Loans.

         (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form of Exhibit G, and receipt of the Pre-Funding Amount and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files for the Initial Mortgage Loans, that it holds and will hold all amounts in the Pre-Funding Account and the Capitalized Interest Account, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form of Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Initial Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

         By the thirtieth day after the Closing Date (or if that day is not a Business Day, the succeeding Business Day), the Trustee shall deliver to the Depositor, the Master Servicer, and the Seller a Delay Delivery Certification with respect to the Initial Mortgage Loans substantially in the form of Exhibit G-1, with any applicable exceptions noted thereon.

         Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification in the form of Exhibit H, with any applicable exceptions noted thereon.

         If, in the course of its review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all interest of the party so endorsing, as noteholder or assignee thereof, in that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct any defect which materially and adversely affects the interests of the Certificateholders within 90 days from the date it was so notified of the defect and, if the Seller does not correct the defect within that period, the Seller shall either
(a) substitute for the related Initial Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the pursuant Section 2.03, or (b) purchase the Initial Mortgage Loan at its Purchase Price from the Trustee within 90 days from the date the Seller was notified of the defect in writing.

         If a substitution or purchase of an Initial Mortgage Loan pursuant to this provision is required because of a delay in delivery of any documents by the appropriate recording office, or there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then the substitution or purchase shall occur within 720 days from the Closing Date. In no other case may a substitution or purchase occur more than 540 days from the Closing Date.

         The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Initial Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of the Initial Mortgage Loan. The notice shall be delivered every 90 days thereafter until the related Initial Mortgage Loan is returned to the Trustee. Any substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, and any substitution pursuant to (a) above shall not be effected before the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for the month.

         The Purchase Price for any Initial Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto in the form of Exhibit N, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Initial Mortgage Loan released pursuant hereto.

         The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

         The obligation of the Seller to substitute for or to purchase any Initial Mortgage Loan that does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting the defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

         (b) The Trustee agrees to execute and deliver to the Depositor, the Master Servicer and the Seller on the Subsequent Transfer Date an Initial Certification in the form of Exhibit G acknowledging receipt of the documents identified in such Initial Certification and declaring that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files for the related Subsequent Mortgage Loans, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

         Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Subsequent Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

         Not later than 90 days after the Subsequent Transfer Date, the Trustee shall deliver to the Depositor, the Master Servicer, and the Seller a Final Certification in the form of Exhibit H, with any applicable exceptions noted thereon.

         If, in the course of its review, the Trustee finds any document constituting a part of a Subsequent Mortgage File that does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification. The Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all interest of the party so endorsing, as Noteholder or assignee thereof, in that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct the defect which materially and adversely affects the interests of the Certificateholders within 90 days from the date it was so notified of the defect and, if the Seller does not correct the defect within that period, the Seller shall either (a) substitute for the related Subsequent Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished pursuant to Section 2.03, or (b) purchase the Subsequent Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of the defect in writing at the Purchase Price of the Subsequent Mortgage Loan.

         If the substitution or purchase of a Subsequent Mortgage Loan pursuant to this provision is required because of a delay in delivery of any documents by the appropriate recording office, or there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then the substitution or purchase shall occur within 720 days from the Subsequent Transfer Date. In no other case shall the substitution or purchase occur more than 540 days from the Subsequent Transfer Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Subsequent Transfer Date indicating each Subsequent Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of the Mortgage Loan.

         The notice shall be delivered every 90 days thereafter until the related Subsequent Mortgage Loan is returned to the Trustee. Any substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by
Section 2.05, and any substitution pursuant to (a) above shall not be effected before the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for the month. The Purchase Price for any Subsequent Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto in the form of Exhibit N, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Subsequent Mortgage Loan released pursuant hereto.

         The Trustee shall retain possession and custody of each related Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of any other documents or instruments constituting the Subsequent Mortgage File that come into the possession of the Master Servicer from time to time.

         The obligation of the Seller to substitute for or to purchase any Subsequent Mortgage Loan that does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting the defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

         Section 2.03. Representations, Warranties, and Covenants of the Seller and the Master Servicer.

         (a) IndyMac, in its capacities as Seller and Master Servicer, hereby makes the representations and warranties in Schedule II, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

         (b) The Seller, in its capacity as Seller, hereby makes the representations and warranties in Schedule III, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the related Cut-off Date.

         (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall,
(i) if the 90-day period expires before the second anniversary of the Closing Date, remove the Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in accordance with this Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below. Any substitution pursuant to (i) above shall not be effected before the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any Substitute Mortgage Loan. Anything to the contrary herein notwithstanding, Seller shall have no obligation to cure any breach or to repurchase or substitute for the affected Mortgage Loan if the substance of the breach constitutes fraud in the origination of the affected Mortgage Loan and the Seller, at the time of origination and on the Closing Date, did not have actual knowledge of the fraud. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for the breach.

         With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and any other documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for the month. Scheduled Payments due with respect to Substitute Mortgage Loans in the Due Period of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next Distribution Date. For the Due Period of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for the Due Period and thereafter the Seller shall be entitled to retain all amounts received with respect to the Deleted Mortgage Loan.

         The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of the Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon the substitution, the Substitute Mortgage Loans shall be subject to this Agreement in all respects, and the Seller shall be deemed to have made with respect to the Substitute Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to the Mortgage Loan. Upon any substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with the substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to the Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

         For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all the Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the Due Period of substitution). The amount of the shortage (the "Substitution Adjustment Amount") plus, if the Seller is not the Master Servicer, the aggregate of any unreimbursed Advances and Servicing Advances with respect to the Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller by the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder. If the Seller repurchases a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.06 by the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace the Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. The obligation under this Agreement of any Person to cure, repurchase, or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Person respecting the breach available to Certificateholders, the Depositor, or the Trustee on their behalf.

         The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

         Section 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans.

         The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date (or, for a Subsequent Mortgage Loan, the Subsequent Transfer Date), and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses, or counterclaims.

         The Depositor hereby transfers to the Trustee all of its rights with respect to the Mortgage Loans including the representations and warranties of the Seller made pursuant to Section 2.03(b), together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

         The representations and warranties in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of any breach of any of the representations and warranties in this Section that materially and adversely affects the interest of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and to each Rating Agency.

         Section 2.05. Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.

         (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

         Section 2.06.  Execution and Delivery of Certificates.

         The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

         Section 2.07.  REMIC Matters.

         The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date.

         Section 2.08.  [Reserved].

         Section 2.09.  Subsequent Transfers.

         (a) Upon five Business Days prior written notice to the Trustee, the Depositor, the Seller, and the Trustee shall complete, execute, and deliver a Subsequent Transfer Agreement. Subject to the satisfaction of the conditions in Article II and paragraph (b) below and pursuant to the related Subsequent Transfer Agreement, in consideration of the Trustee's delivery on each Subsequent Transfer Date to the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account (net of investment earnings), the Seller shall on each Subsequent Transfer Date transfer to the Depositor, without recourse, all the interest of the Seller in each Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on the Subsequent Transfer Date, including all interest and principal received or receivable by the Seller on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before the related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by the related Cut-off Date, and the Depositor shall simultaneously transfer to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in each Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on the Subsequent Transfer Date, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before the related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by the related Cut-off Date.

         (b) If the assignment and transfer of the Subsequent Mortgage Loans and the other property specified in this Section 2.09 from the Seller to the Depositor pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to this Agreement and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Depositor as of each Subsequent Transfer Date a perfected, first priority security interest in the entire interest of the Seller in the related Subsequent Mortgage Loans and all other property conveyed to the Depositor pursuant to this Section 2.09 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

         If the assignment and transfer of the Subsequent Mortgage Loans and the other property specified in this Section 2.09 from the Depositor to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee as of each Subsequent Transfer Date a perfected, first priority security interest in the entire interest of the Depositor in the related Subsequent Mortgage Loans and all other property conveyed to the Trust Fund pursuant to this Section 2.09 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

         (c) The amount released from the Pre-Funding Account by the Trustee pursuant to this Section 2.09 shall be the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans so transferred to the Trust Fund.

         (d) The Trustee shall contribute from the Pre-Funding Account funds in an amount equal to the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans so transferred to the Trust Fund to purchase the Subsequent Mortgage Loans on behalf of the Trust Fund, along with the other property and rights related thereto described in Section 2.09(a) only upon the satisfaction of each of the following conditions:

                  (i) the Trustee will be provided Opinions of Counsel addressed to the Rating Agencies with respect to the sale of the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date (the opinions being substantially similar to the opinions delivered on the Closing Date to the Rating Agencies with respect to the sale of the Initial Mortgage Loans on the Closing Date);

                  (ii) the execution and delivery of the Subsequent Transfer Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of the any ratings assigned to the Offered Certificates by the Ratings Agencies;

                  (iii) the Depositor shall deliver to the Trustee an Officer's Certificate confirming the satisfaction of each of the conditions in Article II and this Section 2.09(d) required to be satisfied by the Subsequent Transfer Date;

                  (iv) each Subsequent Mortgage Loan conveyed on the Subsequent Transfer Date satisfies the representations and warranties applicable to it under this Agreement;

                   (v) the Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the Certificateholders;

                  (vi) no Subsequent Mortgage Loan conveyed on the Subsequent Transfer Date was 30 or more days delinquent;

                  (vii) each Subsequent Mortgage Loan conveyed on the Subsequent Transfer Date that is an Adjustable Rate Mortgage Loan is secured by a first lien on the related Mortgaged Property;

                  (viii) following the conveyance of the Subsequent Mortgage Loans on the Subsequent Transfer Date, the characteristics of the Mortgage Loans held in the Trust Fund listed below will not vary by more than the permitted variance listed below from the average or weighted average of such characteristic as presented in the Prospectus Supplement; provided that for the purpose of making the calculations, the characteristics for each Mortgage Loan made will be taken as of related Cut-off Date for the Mortgage Loan:


                                                                                            Variance
              Weighted Average Coupon:..........................................            (-0.01%)
              Weighted Average Maturity.........................................        (+/-1 month)
              Weighted Average Combined Loan-to-Value Ratio:....................            (+0.70%)
              Weighted Average FICO Score.......................................         (-5 points)
              Balloon Loans:....................................................            (+0.01%)
              Maximum Principal Balance.........................................            (+2.00%)
              State Concentration:..............................................            (+1.01%)
              Zip Code Concentration:...........................................            (+2.00%)
              Non-Owner Occupied:...............................................            (+2.00%)
              Second Liens:.....................................................                 N/A
              Manufactured Housing:.............................................            (+2.00%)
              Loans with Loan-to-Value ratio greater than 80%:..................            (+2.00%)
              Multifamily Loans:................................................            (+2.00%)
              Purchased Loans:..................................................            (-3.00%)
              Investor Properties:..............................................            (+2.00%)
              Second Home Properties:...........................................            (+2.00%)

                  (ix) neither the Seller nor the Depositor will be rendered insolvent by the conveyance of Subsequent Mortgage Loans on the Subsequent Transfer Date;

                  (x) delivery of a letter or letters addressed to the Trustee from an independent accountant retained by the Depositor confirming that the characteristics of the Mortgage Loans, following the acquisition of the related Subsequent Mortgage Loans, conform to the characteristics identified in this Section 2.09(d);

                  (xi) delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase of Subsequent Mortgage Loans will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; and

                  (xii) delivery to the Trustee of the Mortgage File for each Subsequent Mortgage Loan to be transferred pursuant to the related Subsequent Transfer Agreement. The Trustee shall not be required to investigate or otherwise verify compliance with these conditions, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

         (e) In connection with each Subsequent Transfer Date and on the related Distribution Date, the Seller shall determine (i) the amount and correct dispositions of the funds distributed from the Capitalized Interest Account and the Pre-Funding Account and (ii) any other necessary matters in connection with the administration of the Capitalized Interest Account and the Pre-Funding Account. If the Trustee releases any amounts from the Pre-Funding Account or the Capitalized Interest Account because of the Seller's calculation error, the Trustee shall not be liable therefor, and the Seller shall immediately repay the amounts to the Trustee.

         Section 2.10.  Mandatory Prepayment.

         Any Unused Pre-Funding Amount shall be distributed to Holders of the Certificates in accordance with Section 4.02 on the Distribution Date following the Due Period in which the end of the Pre-Funding Period occurs.

                                 ARTICLE THREE

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.  Master Servicer to Service Mortgage Loans.

         For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and the Servicing Standard.

         The Master Servicer shall not make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would cause any REMIC to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

         Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor or the Trustee any documents requiring execution and delivery by either or both of them appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of the documents, the Depositor or the Trustee shall execute the documents and deliver them to the Master Servicer.

         In accordance with and to the extent of the Servicing Standard, the Master Servicer shall advance funds necessary to effect the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.09. The costs incurred by the Master Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the Mortgage Loans so permit.

         Section 3.02. Subservicing; Enforcement of the Obligations of Subservicers.

         (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer pursuant to a subservicing agreement (a "Subservicer"). The subservicing arrangement and the related subservicing agreement must provide for the servicing of the Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding anything in any subservicing agreement or this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or references to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administration of the Mortgage Loans in accordance with this Agreement without diminution of its obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as agent of the Master Servicer with the same effect as if performed directly by the Master Servicer.

         (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries, or payments with respect to the Mortgage Loans that are received by the Subservicer regardless of whether the payments are remitted by the Subservicer to the Master Servicer.

         Section 3.03. Rights of the Depositor and the Trustee in Respect of the Master Servicer.

         The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

         Section 3.04. No Contractual Relationship Between Subservicers and the Trustee.

         Any subservicing arrangement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be solely between the Subservicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties, or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.05.

         Section 3.05.  Trustee to Act as Master Servicer.

         If the Master Servicer for any reason is no longer the Master Servicer hereunder (including because of the occurrence or existence of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be

                  (i)   liable for losses of the Master Servicer pursuant to
         Section 3.10 or any acts or omissions of the predecessor Master Servicer hereunder,

                 (ii) obligated to make Advances if it is prohibited from doing so by applicable law,

                  (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including repurchases or substitutions pursuant to Section 2.02 or 2.03,

                  (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03, or

                  (v) deemed to have made any representations and warranties of the Master Servicer hereunder). Any assumption shall be subject to
         Section 7.02.

         Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the successor Master Servicer the option to terminate the agreement if a successor Master Servicer is appointed.

         If the Master Servicer is no longer the Master Servicer for any reason (including because the occurrence or existence of any Event of Default), the Trustee (or any other successor Master Servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under any subservicing agreement in accordance with its terms. The Trustee (or any other successor Master Servicer) shall not incur any liability or have any obligations in its capacity as successor Master Servicer under a subservicing agreement arising before the date of succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising before the date of succession.

         The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

         Notwithstanding anything else in this Agreement to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the Servicing Fee paid under this Agreement and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions provided for in this Agreement.

         Section 3.06. Collection of Mortgage Loan Payments; Servicing Accounts; Collection Account; Certificate Account; Distribution Account; Pre-Funding Account; Capitalized Interest Account; Carryover Reserve Fund.

         (a) In accordance with and to the extent of the Servicing Standard, the Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the Mortgage Loans to the extent the procedures are consistent with this Agreement and any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion waive any late payment charge or, subject to Section 3.20, any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan. In connection with a seriously delinquent or defaulted Mortgage Loan, the Master Servicer may, consistent with the Servicing Standard, waive, modify or vary any term of that Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of that Mortgage Loan ), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of that Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated loss that might result absent such action) and is expected to minimize the loss on such Mortgage Loan; provided, however, the Master Servicer shall not initiate new lending to such Mortgagor through the Trust and cannot, except as provided in the immediately succeeding sentence, extend the maturity of any Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. With respect to no more than 5% of the Mortgage Loans (measured by aggregate Cut-off Date Principal Balance of the Mortgage Loans), the Master Servicer may extend the maturity of a Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date, but in no event more than one year past such date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with Section 4.01 during the scheduled period in accordance with the amortization schedule of the Mortgage Loan without modification thereof because of the arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which the payment is required is prohibited by applicable law.

         (b) The Master Servicer shall establish and maintain (or, if a Mortgage Loan is subserviced by another Person, cause the related Subservicer to establish and maintain) one or more Servicing Accounts (the "Servicing Account") into which the Master Servicer shall deposit on a daily basis within one Business Day of receipt, the following payments and collections received by it or remitted by any

Subservicer in respect of Mortgage Loans after the related Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the related Cut-off Date):

                  (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee and, in cases where the Master Servicer maintains the Servicing Account, the related Master Servicing Fee; and

                  (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures.

         By the Withdrawal Date in each calendar month, the Master Servicer shall (a) withdraw from the Servicing Account all amounts on deposit therein pursuant to clauses (i) and (ii) above (other than amounts attributable to a Principal Prepayment in Full) and (b) deposit such amounts in the Collection Account.

         By the Business Day in each calendar month following the deposit in the Servicing Account of amounts on deposit therein pursuant to clause (iii) above or pursuant to any Principal Prepayment in Full, the Master Servicer shall (a) withdraw such amounts from the Servicing Account and (b) deposit such amounts in the Collection Account.

         (c) The Master Servicer shall establish and maintain a Collection Account (the "Collection Account") into which the Master Servicer shall deposit, as and when required by paragraph (b) of this Section 3.06, all amounts required to be deposited into the Collection Account pursuant to that paragraph.

         (d) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit on a daily basis (i) within one Business Day of deposit in the Collection Account (in the case of items (i) through (iii) below) and (2) within one Business Day of receipt (in the case of all other items), except as otherwise specified herein, the following payments and collections received by it or remitted by any Subservicer in respect of Mortgage Loans after the related Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans by the related Cut-off Date) and the following amounts required to be deposited hereunder:

                  (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee and the related Master Servicing Fee;

                  (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                  (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.06(f) in connection with any losses on Permitted Investments;

                  (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.12 and 3.14;

                  (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

                  (vii)  all Advances made by the Master Servicer pursuant to
         Section 4.01;

                  (viii) any other amounts required to be deposited hereunder;
         and

                  (ix)   all Prepayment Charges collected.

         In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for the Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to the Mortgage Loan equal to the amount of interest that has accrued on the Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Master Servicing Fee Rate on that date.

         The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. If the Master Servicer remits any amount not required to be remitted, it may at any time withdraw that amount from the Certificate Account, any provision herein to the contrary notwithstanding. The withdrawal or direction may be accomplished by delivering written notice of it to the Trustee or any other institution maintaining the Certificate Account that describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.06. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with
Section 3.09.

         (e) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

                  (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.09(a);

                  (ii)  any amount deposited by the Master Servicer pursuant to
         Section 3.06(f) in connection with any losses on Permitted Investments; and

                  (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

         If the Master Servicer remits any amount not required to be remitted, it may at any time direct the Trustee in writing to withdraw that amount from the Distribution Account, any provision herein to the contrary notwithstanding. The direction may be accomplished by delivering an Officer's Certificate to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

         (f) (i) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the second Business Day preceding the related Distribution Account Deposit Date (except that if the Permitted Investment is an obligation of the institution that maintains the account, then the Permitted Investment shall mature not later than the Business Day preceding the Distribution Account Deposit Date) and, shall not be sold or disposed of before its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income realized from any such investment of funds on deposit in the Certificate

Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses on Permitted Investments in the Certificate Account shall promptly be deposited by the Master Servicer in the Certificate Account. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.06.

                  (ii) The Trustee shall invest funds in the Capitalized Interest Account or the Pre-Funding Account as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Distribution Date) and, in each case, shall not be sold or disposed of before its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.

         (g) The Trustee shall establish and maintain, on behalf of the Certificateholders, account denominated the Pre-Funding Account in the name of the Trustee. The Pre-Funding Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be an asset of any REMIC created pursuant to this Agreement. Any investment earnings on the Pre-Funding Account shall be treated as owned by the Seller and will be taxable to the Seller. The amount of any realized losses on Permitted Investments in the Pre-Funding Account shall promptly by deposited by Seller in the Pre-Funding Account. On the Closing Date, the Seller shall remit $108,413,125.67 to the Trustee for deposit in the Pre-Funding Account for the purchase of Subsequent Mortgage Loans to be included in the Trust Fund.

         The Trustee shall establish and maintain, on behalf of the Certificateholders, an account denominated the Capitalized Interest Account in the name of the Trustee. The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be an asset of any REMIC created pursuant to this Agreement. Any investment earnings on the Capitalized Interest Account shall be treated as owned by the Seller and will be taxable to the Seller. The amount of any realized losses on Permitted Investments in the Capitalized Interest Account shall promptly be deposited by the Seller in the Capitalized Interest Account.

         On each Subsequent Transfer Date, upon satisfaction of the conditions in Section 2.09, the Trustee shall withdraw from the Pre-Funding Account 100% of the aggregate of the Cut-off Date Principal Balances of the Subsequent Mortgage Loans sold to the Trust Fund on the Subsequent Transfer Date and pay that amount to the order of the Seller.

         On the Business Day immediately prior to that Distribution Date following the Due Period in which the Pre-Funding Period ends, the Trustee shall (i) withdraw the Unused Pre-Funding Amount from the Pre-Funding Account,
(ii) promptly deposit such amount in the Distribution Account, and (iii) distribute such amount to the Certificates on the Distribution Date pursuant to Section 4.02.

         The amount deposited in the Distribution Account pursuant to the preceding paragraph shall be net of any investment earnings on the amounts on deposit in the Pre-Funding Account.

         On the Business Day before each Distribution Date, through the Distribution Date following the Due Period in which the Pre-Funding Period ends, the Trustee shall transfer from the Capitalized Interest Account to the Distribution Account the Capitalized Interest Requirement and shall distribute such amount to the Certificates on the Distribution Date pursuant to Section
4.02. To the extent that the Capitalized Interest Requirement on any Distribution Date exceeds the amount on deposit in the Capitalized Interest Account, the Trustee shall transfer to the Distribution Account, to the extent of the shortfall in the Capitalized Interest Requirement, the investment earnings on the amounts on deposit in the

Capitalized Interest Account and the Pre-Funding Account. The remaining investment earnings on deposit in the Capitalized Interest Account and the Pre-Funding Account shall be transferred to the Seller.

         All amounts remaining in the Capitalized Interest Account and any investment earnings remaining in the Pre-Funding Account on the Distribution Date following the Due Period in which the Pre-Funding Period ends shall be transferred to the Seller.

         (h) (i) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the LIBOR Certificates, the Carryover Reserve Fund. The Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

                  (ii) The Trustee shall deposit in the Carryover Reserve Fund all amounts received from Bear Stearns Financial Products Inc. on any Distribution Date pursuant to the Yield Maintenance Agreement. If the Trustee shall also deposit into the Carryover Reserve Fund any amount not required to be deposited therein, it may at any time withdraw such amount from such Carryover Reserve Fund, any provision herein to the contrary notwithstanding. Funds in the Carryover Reserve Fund shall be invested in Permitted Investments, which shall mature on or before the next Distribution Date, by the Trustee at the direction of the Master Servicer. Any net investment earnings on such amount shall be payable to the Seller. The amount of any realized losses on Permitted Investments in the Carryover Reserve Fund shall promptly be deposited by the Seller in the Carryover Reserve Fund. The Seller shall be the owner of the Carryover Reserve Fund for federal tax purposes. The Trustee shall have no liability for losses on investments in Permitted Investments made pursuant to this Section (other than as an obligor on such investments).

                  (iii) Amounts on deposit in the Carryover Reserve Fund can be withdrawn by the Trustee in connection with any Distribution Date on which there exists a LIBOR Shortfall to pay the amount of such LIBOR Shortfall (to the extent of funds on deposit in the Carryover Reserve Fund) to the LIBOR Certificates. On any Distribution Date, any amounts on deposit in the Carryover Reserve Fund in excess of the LIBOR Shortfall shall be paid to the Bear Stearns Financial Products Inc.

                  (iv) On the Distribution Date immediately after the Distribution Date in August 2004, any amounts on deposit in the Carryover Reserve Fund not payable to the LIBOR Certificates shall be distributed to the Bear Stearns Financial Products Inc.

         (i) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency, and the Depositor of any proposed change of the location of the Certificate Account and the Collection Account not later than 30 days and not more than 45 days before any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency, and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days before any change thereof.

         Section 3.07. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

         (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse (without duplication) the Master Servicer out of related collections for any payments made pursuant to Sections 3.12 (with respect to taxes and assessments and insurance premiums) and 3.13 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01. The Escrow Accounts shall not be a part of the Trust Fund.

         (c) The Master Servicer shall advance any payments referred to in
Section 3.07(a) that are not timely paid by the Mortgagors or advanced by the Master Servicer on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

         Section 3.08. Access to Certain Documentation and Information Regarding the Mortgage Loans.

         The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

         Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder that is a savings and loan association, bank, or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit the Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates. The Master Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing the reports and access.

         Section 3.09. Permitted Withdrawals from the Certificate Account, the Distribution Account and the Carryover Reserve Fund.

         (a) The Master Servicer may (and, in the case of clause (ix) below, shall) from time to time make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to the Master Servicer or the related subservicer (to the extent not previously retained) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

                  (ii) to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loans in respect of which the Advance was made;

                  (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

                  (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on the Mortgage Loans that represent late recoveries of the payments for which the advances were made pursuant to Section 3.01 or Section 3.07 and (b) for unpaid Master Servicing Fees as provided in Section 3.12;

                  (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03, or 3.14, all amounts received thereon after the date of such purchase;

                  (vii) to reimburse the Seller, the Master Servicer, or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

                 (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                  (ix) by the Distribution Account Deposit Date, to withdraw
         (1) the Available Funds, the Trustee Fee for the Distribution Date, and the amount of any insurance premiums payable under (b)(ii) below, to the extent on deposit, and (2) the Prepayment Charges on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

                  (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, to justify any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv), (v), and (vi). Before making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans and their respective portions of the Nonrecoverable Advance.

         (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

                  (i) to pay to itself the Trustee Fee for the related Distribution Date;

                  (ii)  [reserved];

                  (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

                  (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

         (c) On each Distribution Date, the Trustee shall make withdrawals from the Carryover Reserve Fund for deposit in the Distribution Account of the amount required pursuant to Section 3.06(h). On the earlier of (i) the termination of this Agreement pursuant to Section 9.01 and (ii) the Distribution Date on which all of the LIBOR Certificates are reduced to zero, any amount remaining on deposit in the Carryover Reserve Fund after giving effect to the requirements of the preceding sentence shall be withdrawn by the Trustee and paid to the Bear Stearns Financial Products Inc.

         Section 3.10. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

         (a) The Master Servicer shall maintain, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of

         (i) the maximum insurable value of the improvements securing the Mortgage Loan and

         (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of the policy are sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer.

Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected under the policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred in maintaining any insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the Mortgage Loan so permits. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by
Section 3.09. No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to any applicable laws and regulations in force that require additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and the area is participating in the national flood insurance program, the Master Servicer shall maintain flood insurance for the Mortgage Loan. The flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of the Mortgaged Property, and (iii) the maximum amount of flood insurance available for the related Mortgaged Property under the national flood insurance program.

         If the Master Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall have satisfied its obligations in the first sentence of this Section 3.10. The policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If the policy contains a deductible clause and a policy complying with the first sentence of this Section 3.10 has not been maintained on the related Mortgaged Property, and if a loss that would have been covered by the required policy occurs, the Master Servicer shall deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of the deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any blanket policy.

         (b) The Master Servicer shall not take any action that would result in non-coverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer need not maintain any Primary Insurance Policy if maintaining the Primary Insurance Policy is prohibited by applicable law. The Master Servicer agrees, to the extent permitted by applicable law, to effect the timely payment of the premiums on each Primary Insurance Policy, and any costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

         In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take any reasonable action in accordance with the Servicing Standard necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account or the Collection Account (as applicable).

         Section 3.11.  Enforcement of Due-On-Sale Clauses; Assumption
Agreements.

         (a) Except as otherwise provided in this Section 3.11, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of the conveyance and in accordance with the Servicing Standard, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise these rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under the Mortgage Note or Mortgage is not otherwise so required under the Mortgage Note or Mortgage as a condition to the transfer.

         If (i) the Master Servicer is prohibited by law from enforcing any due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause, or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom the property has been or is about to be conveyed, pursuant to which the person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon. The Mortgage Loan must continue to be covered (if so covered before the Master Servicer enters into the agreement) by the applicable Required Insurance Policies.

         The Master Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with the Person, pursuant to which the original Mortgagor is released from liability and the Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.11 because of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and the Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver to the Trustee for signature and shall direct the Trustee, in writing, to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed, and the modification agreement or supplement to the Mortgage Note or Mortgage or other instruments appropriate to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to the Person. In connection with any such assumption, no material term of the Mortgage Note may be changed.

         In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each substitution, assumption, or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any substitution or assumption agreement has been completed by forwarding to the Trustee the original of the substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer will retain any fee collected by it for entering into an assumption or substitution of liability agreement as additional master servicing compensation.

         Section 3.12.  Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to foreclose on or otherwise comparably convert the ownership of assets securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with the foreclosure or other conversion, the Master Servicer shall follow the Servicing Standard and shall follow the requirements of the insurer under any Required Insurance Policy. The Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines (i) that the restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of restoration expenses and (ii) that restoration expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any foreclosure proceedings. The Master Servicer is entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, before acquiring the Mortgaged Property, consider the risks and only take action in accordance with its established environmental review procedures.

         With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to the REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to the REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell the REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve the REO Property in accordance with the Servicing Standard.

         The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing any required tax and information returns, in the form required, and delivering the same to the Trustee for filing.

         If the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the REO Property shall only be held temporarily, shall be actively marketed for sale, and the Master Servicer shall dispose of the Mortgaged Property as soon as practicable, and in any case before the end of the third calendar year following the calendar year in which the Trust Fund acquires the property. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause the Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state, or local income taxes on the proceeds received from the Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of the foreclosure would exceed the costs and expenses of bringing a foreclosure proceeding. The proceeds received from the maintenance of any REO Properties, net of reimbursement to the Master Servicer for costs incurred (including any property or other taxes) in connection with maintenance of the REO Properties and net of unreimbursed Servicing Fees, Advances, and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though the Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the Mortgage Note) and all such proceeds shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net proceeds received during any calendar month exceeds the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for the calendar month, the excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

         The proceeds from any liquidation of a Mortgage Loan, as well as any proceeds from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances or Master Servicing Fees or for any related unreimbursed Advances, as applicable; second, to reimburse the Master Servicer, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.09(a)(iii) that related to the Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate less the Master Servicing Fee Rate through the end of the Due Period preceding the Distribution Date on which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. The Master Servicer will retain any Excess Proceeds from the liquidation of a Liquidated Mortgage Loan as additional servicing compensation pursuant to Section 3.15.

         The Master Servicer may agree to a modification of any Mortgage Loan (a "Modified Mortgage Loan") at the request of the related Mortgagor if (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Modified Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated Mortgage Loans having similar terms and (ii) the Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan.

         The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.06 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section, any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund.

         Section 3.13.  Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering a "Request for Release" substantially in the form of Exhibit N. Upon receipt of the request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance, or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

         From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer or its designee. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

         If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale, or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

         Section 3.14. Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee.

         The Master Servicer shall account fully to the Trustee for any funds it receives or otherwise collects as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master
Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, the Collection Account, Distribution Account, or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment, or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

         Section 3.15.  Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Master Servicing Fee for each Mortgage Loan for the related Distribution Date. Notwithstanding the foregoing, the aggregate Master Servicing Fee and Servicing Fee payable to the Master Servicer shall be reduced by the lesser of the aggregate of the Prepayment Interest Shortfalls with respect to the Distribution Date and the aggregate Compensating Interest for the Distribution Date.

         The Master Servicer may retain or withdraw from the Servicing Account, the Collection Account, or the Certificate Account the Servicing Fee for each Mortgage Loan for the related Distribution Date. If the Master Servicer directly services a Mortgage Loan, the Master Servicer may retain the Servicing Fee for its own account as compensation for performing services. If a Subservicer directly services a Mortgage Loan, unless the Subservicer retains the Servicing Fee, the Master Servicer shall remit the Servicing Fee to the related Subservicer as compensation for performing services.

         Additional master servicing compensation in the form of Excess Proceeds, assumption fees, late payment charges (not including Prepayment Charges) and all income net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.06. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees of any Subservicer, payment of any premiums for hazard insurance, and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

         Section 3.16.  Access to Certain Documentation.

         The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC, and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Access shall be afforded without charge, but only upon reasonable prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.16 shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

         Section 3.17.  Annual Statement as to Compliance.

         The Master Servicer shall deliver to the Depositor and the Trustee by 120 days after the end of the Master Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate signed by two Servicing Officers stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this

Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on the review, the Master Servicer has fulfilled all its obligations under this Agreement throughout the year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to the officer and the nature and status thereof. The Trustee shall forward a copy of each compliance statement to each Rating Agency.

         Section 3.18. Annual Independent Public Accountants' Servicing Statement; Financial Statements.

         By 120 days after the end of the Master Servicer's fiscal year, commencing with its 2002 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that the firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (the statement to have attached to it a schedule of the pooling and servicing agreements covered by it) and that, on the basis of its examination, conducted substantially in compliance with the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with this Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering the statement, the firm may rely, as to matters relating to direct servicing of Mortgage Loans by the subservicers, upon comparable statements for examinations conducted substantially in compliance with the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, the Uniform Single Attestation Program for Mortgage Bankers, or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of the statement) of independent public accountants with respect to the related Subservicer. The Master Servicer shall deliver the statement to the Trustee so that the Trustee can provide copies of the statement to any Certificateholder on request at the Master Servicer's expense.

         Section 3.19.  Errors and Omissions Insurance; Fidelity Bonds.

         The Master Servicer shall obtain and maintain in force (a) policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond covering its officers, employees, and agents. Each policy and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. If any policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the above requirements as of the date of the replacement.

         Section 3.20.  Prepayment Charges.

         The Master Servicer will not waive any part of any Prepayment Charge unless the waiver relates to a default or a reasonably foreseeable default, the Prepayment Charge would cause an undue hardship to the related borrower, the Mortgaged Property is sold by the Mortgagor, the collection of any Prepayment Charge would violate any relevant law or regulation or the waiving of the Prepayment Charge would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the Prepayment Charge and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). The Master Servicer will not waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

                                 ARTICLE FOUR

               DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

         Section 4.01.  Advances.

         The Master Servicer shall determine by each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition of Advance. If the Master Servicer determines it is required to make an Advance, it shall, by the Master Servicer Advance Date, either (i) deposit the Advance into the Certificate Account or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make the Advance. The Master Servicer shall replace any funds so applied by making a deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section 4.01 as provided in Section 3.09. The obligation to make Advances with respect to any Mortgage Loan shall continue if the Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

         The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

         Section 4.02.  Priorities of Distribution.

         (I) On each Distribution Date, the Trustee shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority, to the extent of the then-remaining Available Funds:

         (i) to the holders of each Class of Certificates in the following order of priority, in each case, to the extent of the Interest Remittance
Amount:

         1. to the holders of the Class A-IO Certificates, the Monthly Interest Distributable Amount allocable to such certificates;

         2. to the holders of the Class A-IO Certificates, the Unpaid Interest Shortfall Amount, if any;

         3. concurrently, to the holders of each class of Class A Certificates, the Monthly Interest Distributable Amount for each such class for such Distribution Date, on a pro rata basis based on the entitlement of each such class pursuant to this clause
              (3);

         4. concurrently, holders of each class of Class A Certificates, the Unpaid Interest Shortfall Amount, if any, for each such class for each such Distribution Date, on a pro rata basis based on the entitlement of each such class pursuant to this clause (4);

         5. to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount;

         6. to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount;

         7. to the holders of the Class B Certificates, the Monthly Interest Distributable Amount; and

         8. as part of the Net Monthly Excess Cashflow pursuant to Section 4.02(I)(iii) below.

         (ii) A. On each Distribution Date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the Classes of Offered Certificates then entitled to distributions of principal as set forth below, to the extent of the Principal Distribution Amount, in the following order of priority:

                           (x) sequentially, to the Class A-R, Class A-1,
                  Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                           (y) sequentially, to the Class M-1, Class M-2, and
                  Class B Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

         B. on each Distribution Date (a) on or after the Stepdown Date and
(b) as long as a Trigger Event is not in effect, to the holders of the Classes of Offered Certificates then entitled to distributions of principal an amount equal to, in the aggregate, the Principal Distribution Amount in the following amounts and order of priority:

                           (w) the lesser of (x) the Principal Distribution
                  Amount and (y) the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

                           (x) the lesser of (1) the excess of (i) the
                  Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii) B(w) above and (2) the Class M-1 Principal Distribution Amount to the Class M-1 Certificateholders, until their Class Certificate Balance has been reduced to zero;

                           (y) the lesser of (1) the excess of (i) the
                  Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii) B(w) above and (2) the Class M-1 Certificates in clause (ii) B(x) above and (2) the Class M-2 Principal Distribution Amount to the Class M-2 Certificateholders, until their Class Certificate Balance has been reduced to zero;

                           (z) the lesser of (1) the excess of (i) the
                  Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii) B(w) above, to the Class M-1 Certificates in clause (ii) B(x) above and to the Class M-2 Certificates in clause (ii) B(y) above and (2) the Class B Principal Distribution Amount to the Class B Certificateholders, until their Class Certificate Balance has been reduced to zero;

         (iii) any Net Monthly Excess Cashflow shall be distributed in the following order of priority:

         1. to the holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount as provided in Section 4.02(I)(ii) above;



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

         2. to the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such class;

         3. to the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class M-1 Certificates;

         4. to the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such class;

         5. to the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class M-2 Certificates;

         6. to the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount allocable to such class;

         7. to the holders of the Class B Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class B Certificates;

         8. to the Available Funds Cap Reserve Fund, in an amount equal to the Required Available Funds Cap Reserve Fund Deposit;

         9.   to the Class OC Certificates, any remaining amounts; and

         10. to the holders of the Residual Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest prepayment penalty term or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the holders of the Class P Certificates, until the Class Certificate Balance thereof has been reduced to zero; and second, to the holders of the Residual Certificates.

         (II) On each Distribution Date, all amounts representing Prepayment Charges received during the related Prepayment Period will be distributed to the holders of the Class P Certificates.

         Section 4.03.  Monthly Statements to Certificateholders.

         (a) Not later than each Distribution Date, the Trustee shall prepare and make available on its website at http://www-apps.gis.deutsche-bank.com/invr for each Certificateholder, the Master Servicer, the Rating Agencies, and the Depositor a statement for the related distribution of:

                  (i) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount of the distribution allocable to interest, any Unpaid Interest Shortfall Amounts included in the distribution and any remaining Unpaid Interest Shortfall Amounts after giving effect to the distribution;

                  (iii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

                  (iv) the Class Certificate Balance or Notional Amount of each Class of Certificates after giving effect to the distribution of principal on the Distribution Date;

                  (v) the Pool Stated Principal Balance for the following Distribution Date;




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

                  (vi) the amount of the Master Servicing Fees and Servicing Fees paid to or retained by the Master Servicer or Subservicer (with respect to the Subservicers, in the aggregate) and the amounts of any additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds or other similar charges or fees with respect to the Distribution Date;

                  (vii) the Pass-Through Rate for each Class of Certificates as of the day before the preceding Distribution Date;

                  (viii) the Pass-Through Rate for each Class of Certificates, if adjusted from the date of the last monthly statement, expected to be applicable on the next Distribution Date.

                  (ix) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

                  (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days, and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days, and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding the Distribution Date;

                  (xi) for each of the preceding 12 calendar months, or all calendar months since the related Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments

                  (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and

                  (B) delinquent 60 days or more on each of the Due Dates in each such month;

                  (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date and the date of acquisition thereof;

                  (xiii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

                  (xiv) whether a Trigger Event has occurred and is continuing (including the calculation of thereof and the aggregate outstanding balance of all 60+ Day Delinquent Loans);

                  (xv) the amounts on deposit in both the Carryover Reserve Fund and Available Funds Cap Reserve Fund (after giving effect to distributions on the Distribution Date);

                  (xvi) the amount received under the Yield Maintenance
         Agreement;

                  (xvii) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through the Distribution Date;

                  (xviii) the amount of any Net Monthly Excess Cash Flow on the Distribution Date and the allocation thereof to the Certificateholders with respect to Applied Realized Losses and Unpaid Interest Shortfall Amounts;



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


                  (xix) with respect to the second Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delay Delivery Mortgage Loans;

                  (xx)  the Overcollateralized Amount; and

                  (xxi) Prepayment Charges collected, waived and paid by Master Servicer.

         (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer.

         By each Determination Date the Master Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02 and any other information on which the Master Servicer and the Trustee mutually agree.

         (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii), and (a)(vii) of this Section
4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

         Section 4.04.  Yield Maintenance Agreement

         (a) On or prior to the Closing Date, the Trustee, on behalf of the Trust Fund, will enter into the Yield Maintenance Agreement for the benefit of the Holders of the LIBOR Certificates. The Yield Maintenance Agreement will be an asset of the Trust Fund but will not be an asset of any REMIC. The Trustee shall deposit any amounts with respect to the Yield Maintenance Agreement into the Carryover Reserve Fund.

         (b) The Trustee will prepare and deliver any notices required to be delivered to Bear Stearns Financial Products Inc. under the Yield Maintenance Agreement.

         (c) The Trustee shall terminate Bear Stearns Financial Products Inc. upon the occurrence of an event of default under the Yield Maintenance Agreement of which a Responsible Officers of the Trustee has actual knowledge. Upon such termination, Bear Stearns Financial Products Inc. may be required to pay an amount to the Trustee in respect of market quotations for the replacement cost of the Yield Maintenance Agreement.

         Section 4.05.  Available Funds Cap Reserve Fund

         (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Certificates (other than the Class A-IO Certificates), the Available Funds Cap Reserve Fund. On each Distribution Date, to the extent required, the Trustee shall withdraw funds, to the extent available, from the Available Funds Cap Reserve Fund to make distributions in the following order of priority:

          first, to each class of Class A Certificates (other than the Class A-IO Certificates), pro rata, in an amount equal to the amount of any Net WAC Shortfall Carry-Forward Amount or LIBOR Shortfall (less the amount of any payment to be made on such Distribution Date pursuant to Section 3.06(h)), as appropriate, on such Certificates;

         second, to the Class M-1 Certificates, in an amount equal to the amount of any Net WAC Shortfall Carry-Forward Amount on the Class M-1 Certificates;



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

         third, to the Class M-2 Certificates, in an amount equal to the amount of any Net WAC Shortfall Carry-Forward Amount on the Class M-2 Certificates; and

         fourth, to the Class B Certificates, in an amount equal to the amount of any Net WAC Shortfall Carry-Forward Amount on the Class B Certificates;

         On the Final Distribution Date the Trustee shall withdraw from the Available Funds Cap Reserve Fund (to the extent of funds available on deposit therein) any remaining amounts and distribute them to the Master Servicer.

         (b) The Trustee shall account for the Available Funds Cap Reserve Fund as an "outside reserve fund" under applicable Treasury regulations and it shall not be an asset of any REMIC created pursuant to this Agreement. The owner of the Available Funds Cap Reserve Fund is the Seller. The Trustee shall keep records that accurately reflect the funds on deposit in the Available Funds Cap Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Available Funds Cap Reserve Fund in Permitted Investments, which shall mature on or before the next Distribution Date. The amount of any realized losses on Permitted Investments in the Available Funds Cap Reserve Fund shall promptly be deposited by the Seller in the Available Funds Cap Reserve Fund. On each Distribution Date, the Trustee shall distribute any interest on the Available Funds Cap Reserve Fund to the Master Servicer.

         Section 4.06.  [Reserved]

         Section 4.07.  Determination of Pass-Through Rates for LIBOR
Certificates.

         (a) On each LIBOR Determination Date so long as the LIBOR Certificates are outstanding, the Trustee will determine LIBOR. If LIBOR cannot be determined on Telerate Page 3750, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

         (b) LIBOR for the next Accrual Period will be established by the Trustee on each LIBOR Determination Date as follows:

                  (i) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

                  (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.



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

                  (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

         (c) Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

         (d) The Pass-Through Rate for each Class of LIBOR Certificates for each Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

         (e) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

         (f) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.




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

                                 ARTICLE FIVE

                               THE CERTIFICATES

         Section 5.01.  The Certificates.

         The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples of $1,000 in excess thereof (except that one Certificate in each Class may be issued in a different amount which must exceed the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

         Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days before the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

         The Trustee shall execute the Certificates by the manual or facsimile signature of an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized before the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

         The Depositor shall provide the Trustee, on a continuous basis with an adequate inventory of Certificates to facilitate transfers.

         Section 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall maintain, in accordance with Section 5.06, a Certificate Register for the Trust Fund in which, subject to subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. A written instrument of transfer in form satisfactory to the Trustee duly executed by the holder of a Certificate or his attorney duly



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

authorized in writing shall accompany every Certificate presented or surrendered for registration of transfer or exchange.

         No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

         (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. If a transfer is to be made in reliance on an exemption from the Securities Act and such state securities laws, to assure compliance with the Securities Act and such state securities laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and deliver to the Trustee either (i) a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) at the expense of the transferor, an Opinion of Counsel that the transfer may be made without registration under the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by that Holder, information regarding the related Certificates and the Mortgage Loans and any other information necessary to satisfy the condition to eligibility in Rule 144A(d)(4) for transfer of the Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans, and other matters regarding the Trust Fund as the Depositor reasonably requests to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect a transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee (if the Certificate is a Private Certificate or a Residual Certificate, the requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that the transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer, or (ii) if the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, if the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under ERISA or the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those





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

expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, if the representation letter referred to in the preceding sentence is not furnished, the representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. If the representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without the Opinion of Counsel described above, the attempted transfer or acquisition shall be void.

         To the extent permitted under applicable law (including ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

         (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form of Exhibit I.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by
         Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a




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

         Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

         (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

         (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing the Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default,



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Certificate Owners representing at least 51% of the Certificate Balance of the
Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

         Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a)any mutilated Certificate is surrendered to the Trustee, or (b) the Trustee receives evidence to its satisfaction of the destruction, loss, or theft of any Certificate and the Master Servicer and the Trustee receive the security or indemnity required by them to hold each of them harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a Protected Purchaser, and if the requirements of Section 8-406 of the UCC are met and subject to Section 8-405 of the UCC, the Trustee shall execute, countersign, and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like Class, tenor, and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen, or destroyed Certificate is found at any time.

         Section 5.04.  Persons Deemed Owners.

         The Master Servicer, the Trustee, and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

         Section 5.05.  Access to List of Certificateholders' Names and
Addresses.

         If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall



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not be held accountable because of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 5.06.  Maintenance of Office or Agency.

         The Trustee will maintain at its expense an office or offices or agency or agencies in New York City. The Trustee initially maintains such an agency office c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.




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                                  ARTICLE SIX

                     THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

         Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

         The Depositor and the Master Servicer will each keep in full effect their existence and their rights and franchises as a corporation and a federal savings bank, respectively, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

         Section 6.03. Limitation on Liability of the Depositor, the Seller, the Master Servicer, and Others.

         None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or because of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer, and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred because of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or because of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Master Servicer may in its discretion undertake any such action that it




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may deem appropriate in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

         Section 6.04.  Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.




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                                 ARTICLE SEVEN

                                    DEFAULT

         Section 7.01.  Events of Default.

         "Event of Default," wherever used herein, means any one of the following events:

         (a) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made by it under this Agreement, which failure continues unremedied for five days after the date on which written notice of the failure has been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests of the Class; or

         (b) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders and continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates of any Class evidencing not less than 25% of the Percentage Interests of the Class; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

         (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

         (d) the Master Servicer shall consent to the appointment of a receiver, conservator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

         (e) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         If an Event of Default described in clauses (a) through (e) of this
Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates of any Class evidencing not less than 66 2/3% of the Percentage Interests of the Class, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall make any Advance that the Master Servicer failed to make subject to Section 3.03, whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in


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such written notice, no such termination shall affect any obligation of the
Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due before the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.11(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose before the termination of its activities hereunder.

         Section 7.02.  Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder, including, if the Master Servicer was receiving the Servicing Fee, the Servicing Fee. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred before termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately before such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no case shall the rate of such compensation exceed the Master Servicing Fee Rate plus, if the Master Servicer was receiving the Servicing Fee, the Servicing Fee Rate. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder because of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.



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         Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.05.

         Section 7.03.  Notification to Certificateholders.

         (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.




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                                 ARTICLE EIGHT

                            CONCERNING THE TRUSTEE

         Section 8.01.  Duties of the Trustee.

         The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order, or other instrument.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that, unless an Event of Default known to the Trustee has occurred and is continuing,

         (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

         (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

         Section 8.02.  Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 8.01:

         (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;



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         (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

         (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

         (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

         (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

         (h) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

         (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

         Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

         Except as provided in Section 2.01(c), the Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer).

         The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in



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it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

         Section 8.04.  Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         Section 8.05.  Trustee's Fees and Expenses.

         As compensation for its activities under this Agreement, on each Distribution Date the Trustee may withdraw from the Distribution Account the Trustee Fee for that Distribution Date. The Trustee and any director, officer, employee, or agent of the Trustee shall be indemnified by the Master Servicer against any loss, liability, or expense (including reasonable attorney's fees) resulting from any error in any tax or information return prepared by the Master Servicer or incurred in connection with any claim or legal action relating to

         (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties under this Agreement, other than any loss, liability or expense incurred because of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Master Servicer shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to

         (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates,

         (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement, and

         (C) printing and engraving expenses in connection with preparing any Definitive Certificates.

Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or Paying Agent under this Agreement or for any other expenses.

         Section 8.06.  Eligibility Requirements for the Trustee.

         The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so



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published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         Section 8.07.  Resignation and Removal of the Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with
Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Master Servicer and one copy to the successor trustee.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08.  Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.



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         No successor trustee shall accept appointment as provided in this
Section 8.08 unless, at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.09.  Merger or Consolidation of the Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider appropriate. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) To the extent necessary to effectuate the purposes of this
Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;



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         (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

         (d) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.  Tax Matters.

         It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any REMIC created hereunder and that in such capacity it shall:

         (a) prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) with respect to each REMIC created hereunder and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any REMIC described in the Preliminary Statement, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

         (b) within thirty days of the Closing Date, furnish to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

         (c) make an election that each REMIC created hereunder be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

         (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to



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them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the Prepayment Assumption (as defined in the Prospectus Supplement);

         (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Person that is not a Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

         (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;

         (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC created hereunder;

         (h) pay, from the sources specified in the last paragraph of this
Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC created hereunder before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

         (j) maintain records relating to each REMIC created hereunder, including the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

         (k) as and when necessary and appropriate, represent each REMIC created hereunder in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC created hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC created hereunder, and otherwise act on behalf of such REMIC created hereunder in relation to any tax matter or controversy involving it.

         To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Trustee concerning the value of each Class of Certificates of the right to receive Basic Risk Carryforward Amounts from the Carryover Reserve Fund. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.



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         If any tax is imposed on "prohibited transactions" (as defined in
Section 860F(a)(2) of the Code) of any REMIC created hereunder, on the "net income from foreclosure property" of any REMIC created hereunder as defined in
Section 860G(c) of the Code, on any contribution to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any REMIC created hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03, or (iv) in all other cases, or if the Trustee, the Master Servicer, or the Seller fails to honor its obligations under the preceding clauses (i),
(ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

         Section 8.12.  Periodic Filings.

         The Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to issuers similar to the Trust Fund. In connection with the preparation and filing of such periodic reports, the Depositor and the Master Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

         Section 8.13.  [Reserved]

         Section 8.14. Tax Classification of the Carryover Reserve Fund, Available Funds Cap Reserve Fund, Pre-Funding Account and Capitalized Interest Account

         For federal income tax purposes, the Trustee shall treat each of the Carryover Reserve Fund, Available Funds Cap Reserve Fund, Pre-Funding Account and Capitalized Interest Account as an outside reserve fund, within the meaning of Treasury Regulation ss. 1.860-2(h), that is beneficially owned by the Seller.




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                                 ARTICLE NINE

                                  TERMINATION

         Section 9.01. Termination upon Liquidation or Purchase of the Mortgage Loans.

         Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer, and the Trustee created hereby shall terminate upon the earlier of

         (a) the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) at the price equal to the sum of

                  (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of a Delinquent Mortgage Loan or REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and

                  (ii) the lesser of (x) the appraised value of any Delinquent Mortgage Loan or REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each such Delinquent Mortgage Loan or Mortgage Loan related to such REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate and

         (b)  the later of

                  (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan and the disposition of all REO Property and

                  (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

         The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of those Mortgage Loans, at the time of any such repurchase, aggregating ten percent or less of the sum of (i) the aggregate Stated Principal Balance of the Initial Mortgage Loans as of the Closing Date and
(ii) the aggregate Stated Principal Balance of any Subsequent Mortgage Loans as of the related Subsequent Transfer Date.

         Section 9.02.  Final Distribution on the Certificates.

         If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days before the date notice is to be mailed to the affected Certificateholders the Master Servicer shall notify the Depositor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

         Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 10th day of the month next preceding the month of such final distribution. Any



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such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to the Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

         If the notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day before the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates (except the Class OC Certificates), its Certificate Balance plus for each such Class accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, any amount remaining on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

         If any affected Certificateholders does not surrender its Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

         Section 9.03.  Additional Termination Requirements.

         (a) If the Master Servicer exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (b) The Trustee shall sell all of the assets of the Trust Fund to the Master Servicer, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each REMIC created hereunder.

         (c) The Trustee shall attach a statement to the final federal income tax return for each of any REMIC created hereunder stating that pursuant to Treasury Regulation ss. 1.860F-1, the first day of the 90-day liquidation period for each such REMIC is the date on which the Trustee sells the assets of the Trust Fund to the Master Servicer.




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                                  ARTICLE TEN

                           MISCELLANEOUS PROVISIONS

         Section 10.01.  Amendment.

         This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Seller or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder, or (v) to modify, alter, amend, add to, or rescind any of the terms or provisions contained in this Agreement.

         No action pursuant to clauses (iv) or (v) above may, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder. The amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Any such letter in and of itself will not represent a determination as to the materiality of any amendment and will represent a determination only as to the credit issues affecting any rating.

         The Trustee, the Depositor, and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to the extent necessary or helpful to (i) maintain the qualification of any REMIC created hereunder as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim at any time before the final redemption of the Certificates, or (iii) comply with any other requirements of the Code, if the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that the action is necessary or helpful for one of the foregoing purposes.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer, and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates. No amendment shall

         (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate,

         (ii) amend, modify, add to, rescind, or alter in any respect Section 10.13, notwithstanding any contrary provision of this Agreement, without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests),

         (iii) modify, add to, rescind, alter, or amend in any respect any provision of this Agreement restricting the Trust Fund from holding any property or engaging in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 662/3% (provided, however, that no Certificates held by the Seller, the Depositor or any Affiliate



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thereby shall be given effect for the purpose of calculating any such aggregation of Percentage Interests), or

         (iv) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

         Section 10.02.  Recordation of Agreement; Counterparts.

         This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 10.03.  Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



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         Section 10.04.  Intention of Parties.

         It is the express intent of the parties hereto that the conveyance
(i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, if, notwithstanding the intent of the parties, the assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the UCC and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or
(ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

         The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

         Section 10.05.  Notices.

         (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

         1.  Any material change or amendment to this Agreement;

         2.  The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

         4.  The repurchase or substitution of Mortgage Loans pursuant to
             Section 2.03; and

         5.  The final payment to Certificateholders.

         In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

         1.  Each report to Certificateholders described in Section 4.03;

         2.  Each annual statement as to compliance described in Section 3.17;

         3. Each annual independent public accountants' servicing report described in Section 3.18; and

         4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

         (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac MBS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: S. Blair Abernathy, (b) in the case of the Master Servicer, IndyMac Bank, F.S.B., 3465 East Foothill Boulevard, Second Floor, Pasadena, California 91107, Attention: Michael W. Perry or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee to the Corporate Trust Office, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California

92705-4934, Attention: Trust Administration IN0207, Series 2002-A7, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer; and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

         Section 10.06.  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 10.07.  Assignment


NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT AS PROVIDED IN SECTION 6.02, THIS AGREEMENT MAY NOT BE ASSIGNED BY THE MASTER SERVICER WITHOUT THE PRIOR WRITTEN CONSENT OF THE TRUSTEE AND DEPOSITOR.

         Section 10.08.  Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party because of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of this Section 10.08, each Certificateholder and the Trustee shall be entitled to any relief that can be given either at law or in equity.

         Section 10.09.  Inspection and Audit Rights.

         The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

         Section 10.10.  Certificates Nonassessable and Fully Paid.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

         Section 10.11.  Official Record.

         The Seller agrees that this Agreement is and shall remain at all times before the time at which this Agreement terminates an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act.

         Section 10.12.  Protection of Assets.

         (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

              (1) borrow money or issue debt;

              (2) merge with another entity, reorganize, liquidate or sell assets;

              (3) engage in any business or activities.

         (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

         Section 10.13.  Qualifying Special Purpose Entity.

         Notwithstanding any contrary provision of this Agreement, the Trust Fund shall not hold any property or engage in any activity that would disqualify the Trust Fund from being a qualifying special purpose entity under generally accepted accounting principles.

                          *   *   *   *   *   *

         IN WITNESS WHEREOF, the Depositor, the Trustee, and the Seller and Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    INDYMAC MBS, INC.
                                     as Depositor


                                    By: /s/ Victor H. Woodworth
                                       ---------------------------------
                                       Name:   Victor H. Woodworth
                                       Title:  Vice President


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     as Trustee


                                    By: /s/ James F. Noriega
                                       ---------------------------------
                                       Name:  James F. Noriega
                                       Title: Associate


                                    By: /s/ Barbara Campbell
                                       ---------------------------------
                                       Name:  Barbara Campbell
                                       Title: Assistant Secretary


                                    INDYMAC BANK, F.S.B.
                                      as Seller and Master Servicer


                                    By: /s/ Victor H. Woodworth
                                        --------------------------------
                                        Name:  Victor H. Woodworth
                                        Title: Vice President

                                  Schedule I

            Mortgage Loan Schedule Delivered at Closing to Trustee


                                    S-I-1

                                  Schedule II

     IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 2002-A7

         Representations and Warranties of the Seller/Master Servicer

         Indy Mac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings assigned thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

                  (1) IndyMac is duly organized as a federally insured savings bank and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

                  (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or governmental body having jurisdiction over IndyMac (including the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory authority over IndyMac); and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it (including the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or any other governmental entity having regulatory



                                    S-II-1
         authority over IndyMac) which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

                  (4) IndyMac is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

                  (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would prohibit the execution or delivery of, or performance under, the Pooling and Servicing Agreement by IndyMac.


                                    S-II-2

                                 Schedule III

                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates,
                                Series 2002-A7

            Representations and Warranties as to the Mortgage Loans

         IndyMac Bank, F.S.B. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date or Subsequent Transfer Date, as applicable, or if so specified herein, as of the related Cut-off Date or date of origination of the Mortgage Loan (as applicable). Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings assigned thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac MBS, Inc., as depositor, and Deutsche Bank National Trust Company, as trustee.

                  (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date or Subsequent Transfer Date, as applicable.

                  (2) As of the Closing Date, all regularly scheduled monthly payments due with respect to each Mortgage Loan up to and including the Due Date before the related Cut-off Date have been made; and as of the related Cut-off Date, no Mortgage Loan had a regularly scheduled monthly payment that was 60 or more days Delinquent during the twelve months before the related Cut-off Date.

                  (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances and, if the related Mortgaged Property is a unit in a condominium project or planned unit development, any lien for common charges permitted by statute or homeowner association fees,
         (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

                  (4) Immediately before the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

                  (5) As of the date of origination of each Mortgage Loan, there was no delinquent tax or assessment lien against the related Mortgaged Property.

                  (6) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.



                                   S-III-1

                  (7) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

                  (8) To the best of the Seller's knowledge, no Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation) so as to affect adversely the value of the related Mortgaged Property as security for the Mortgage Loan.

                  (9) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws and regulations, including usury, equal credit opportunity, real estate settlement procedures, truth-in-lending, and disclosure laws, or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan.

                  (10) As of the Closing Date or Subsequent Transfer Date, as applicable, the Seller has not modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

                  (11) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan and each such policy is valid and remains in full force and effect.

                  (12) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

                  (13) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless such failure to be wholly within such boundaries and restriction lines or such encroachment, as the case may be, does not have a material effect on the value of the Mortgaged Property.

                  (14) To the best of the Seller's knowledge, as of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation unless such violation would not have a material adverse effect on the value of the related Mortgaged Property. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of the Mortgaged Property.

                  (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.



                                   S-III-2

                  (16) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

                  (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (19) At the related Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customarily required by institutional single family mortgage lenders in the area where the Mortgaged Property is located, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense. Anything to the contrary in this item (19) notwithstanding, no breach of this item (19) shall be deemed to give rise to any obligation of the Seller to repurchase or substitute for such affected Mortgage Loan or Loans so long as the Master Servicer maintains a blanket policy pursuant to the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

                  (20) If at the time of origination of each Mortgage Loan, the related Mortgaged Property was in an area then identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the then-current requirements of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier.

                  (21) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

                  (22) To the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material non-monetary default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material non-monetary default, breach, violation or event of acceleration.

                  (23) Each Mortgage File contains an appraisal of the related Mortgaged Property in a form acceptable to FNMA or FHLMC.

                  (24) Any leasehold estate securing a Mortgage Loan has a stated term at least as long as the term of the related Mortgage Loan.

                  (25) Each Mortgage Loan was selected from among the outstanding fixed-rate one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth in this Schedule III can be made. No such selection was made in a manner intended to adversely affect the interests of the Certificateholders.



                                   S-III-3

                  (26) No more than 3.00% (by aggregate Stated Principal Balance) of the Initial Mortgage Loans are Cooperative Loans.

                  (27) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the sponsor or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the Seller has full right to sell and assign the same.

                  (28) Each Cooperative Corporation qualifies as a "cooperative housing corporation" as defined in Section 216 of the Code.


                                   S-III-4

                                  Schedule IV

                           Planned Balance Schedules

                               [Not applicable]



                                    S-IV-1

                                   EXHIBIT A
                         [FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                      :

Cut-off Date                                         :

First Distribution Date                              :

Initial Certificate Balance
of this Certificate
("Denomination")                                     :        $

Initial Certificate Balances
of all Certificates
of this Class                                        :        $

CUSIP                                                :

Interest Rate                                        :

Maturity Date                                        :

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__
                                   Class A-_

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the

"Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                             *      *      *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________, ____

                                DEUTSCHE BANK NATIONAL TRUST
                                COMPANY, as Trustee


                                By ______________________


Countersigned:


By ___________________________
       Authorized Signatory of
       DEUTSCHE BANK NATIONAL TRUST
       COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 2002-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________________.

Dated:

                                        ______________________________________
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
______________________________________________________________________________,
for the account of ___________________________________________________________,
account number      , or, if mailed by check, to _____________________________
______________________________________________________________________________.
Applicable statements should be mailed to ____________________________________ _____________________________________________________________________________,
_____________________________________________________________________________.

         This information is provided by  ___________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF ________________ )
                          )   ss.:
COUNTY OF _______________ )


                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                     ___________________________________
                                                 Notary Public


[Notarial Seal]

                                   EXHIBIT B
                      [FORM OF SUBORDINATED CERTIFICATES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date                                   :

First Distribution Date                        :

Initial Certificate Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Balances
of all Certificates
of this Class                                  :     $

CUSIP    :                                     :

Interest Rate                                  :     %


Maturity Date                                  :


                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__
                                   Class __

       evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the

"Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                          *      *      *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________, ____

                                       DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY,
                                       as Trustee


                                       By _____________________________

Countersigned:


By ___________________________
       Authorized Signatory of
       DEUTSCHE BANK NATIONAL TRUST
       COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________________________.

Dated:

                                        ______________________________________
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_____________________________________________________________________________,
for the account of _________________________________________________________,
account number               , or, if mailed by check, to ___________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________ _____________________________________________________________________________,
_____________________________________________________________________________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF ___________________  )
                              )  ss.:
COUNTY OF __________________  )


         On the __th day of ___________, 20__ before me, a notary public in and for said State, personally appeared , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                        ______________________________
                                                  Notary Public

[Notarial Seal]

                                   EXHIBIT C
                        [FORM OF CLASS OC CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                :

Cut-off Date                                   :

First Distribution Date                        :

Percentage Interest
of this Certificate
("Denomination")                               :     %

CUSIP                                          :


Maturity Date                                  :


                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__

                                   Class OC

       evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributors in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

         No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

         No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, or
(iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                            *      *      *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________, ____

                                           DEUTSCHE BANK NATIONAL TRUST
                                           COMPANY,
                                           as Trustee


                                           By ______________________________

Countersigned:


By ___________________________
       Authorized Signatory of
       DEUTSCHE BANK NATIONAL TRUST
       COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________________________.

Dated:

                                        ______________________________________
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
______________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
____________________________________________________________________________.
Applicable statements should be mailed to ___________________________________ ______________________________________________________________________________,
_____________________________________________________________________________.

         This information is provided by _____________________________________, the assignee named above, or _________________________________________________, as its agent.

STATE OF ___________________)
                            )  ss.:
COUNTY OF __________________)


         On the __th day of __________________, 20 before me, a notary public in and for said State, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                        __________________________
                                                Notary Public

[Notarial Seal]

                                   EXHIBIT D
                            [CLASS A-R CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                :

Cut-off Date                                   :

Initial Certificate Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Balances
of all Certificates of
this Class                                     :     $

CUSIP                                          :


Interest Rate                                  :


Maturity Date                                  :


                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__
                                   Class A-R

       evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National

Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or
(iii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________, ____

                                  DEUTSCHE BANK NATIONAL TRUST
                                  COMPANY,
                                  as Trustee


                                  By _______________________________

Countersigned:


By ___________________________
      Authorized Signatory of
      DEUTSCHE BANK NATIONAL TRUST
      COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

                                       ________________________________________
                                       Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________
____________________________________________________________________________,
for the account of _________________________________________________________,
account number                , or, if mailed by check, to _________________
___________________________________________________________________________.
Applicable statements should be mailed to ___________________________________ _____________________________________________________________________________,
____________________________________________________________________________.

         This information is provided by ____________________________________, the assignee named above, or__________________________________________________, as its agent.

STATE OF ____________________ )
                              )   ss.:
COUNTY OF ___________________ )


                  On the __th day of _____________, 20__ before me, a notary public in and for said State, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                     ___________________________________
                                                   Notary Public


[Notarial Seal]

                                   EXHIBIT E
                       [FORM OF CLASS A-IO CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                                :

Cut-off Date                                   :

First Distribution Date                        :

Initial Notional Amount
of this Certificate
("Denomination")                               :

Initial Notional Amounts
of all Certificates
of this Class                                  :

CUSIP                                          :


Interest Rate                                  :     %


Maturity Date                                  :


                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__
                                  Class A-IO

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

The Notional Amount of this certificate at any time may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the

"Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                        *      *      *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________, ____

                                  DEUTSCHE BANK NATIONAL TRUST
                                  COMPANY,
                                   as Trustee


                                  By ______________________


Countersigned:


By ___________________________
       Authorized Signatory of
       DEUTSCHE BANK NATIONAL TRUST
       COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


___________________________________________________________________________.

Dated:

                                        _______________________________________
                                        Signature by or on behalf of assignor





                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number               , or, if mailed by check, to ____________________
____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________ _____________________________________________________________________________,
_____________________________________________________________________________.

         This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF ____________________)
                             )   ss.:
COUNTY OF __________________ )


                  On the __th day of _____________, 20__ before me, a notary public in and for said State, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                     ___________________________________
                                               Notary Public


[Notarial Seal]

                                   EXHIBIT F
                         [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                                :

Cut-off Date                                   :

First Distribution Date                        :

Initial Certificate Balance
of this Certificate
("Denomination")                               :     $

Initial Certificate Balances
of all Certificates
of this Class                                  :     $

CUSIP                                          :


Interest Rate                                  :


Maturity Date                                  :


                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
              Mortgage Pass-Through Certificates, Series 200_-__

                                    Class P

       evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Distributors in respect of this Certificate are distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by IndyMac MBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac Bank, F.S.B., as seller and master servicer (the "Seller" or the "Master Servicer", as appropriate), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate does not have a Certificate Balance or Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) an Investment Letter or the Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                          *      *      *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______, ____

                                         DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY,
                                         as Trustee


                                         By ___________________________

Countersigned:


By ___________________________
       Authorized Signatory of
       DEUTSCHE BANK NATIONAL TRUST
       COMPANY, as Trustee

                               INDYMAC MBS, INC.
                Residential Asset Securitization Trust 200_-__
                      Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The

Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the sum of (i) 10% of the Cut-off Date Pool Principal Balance and (ii) and the aggregate Principal Balance of Mortgage Loans, if any, purchased by the Trust on Subsequent Transfer Dates, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the related obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto______________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________________________.

Dated:

                                        ______________________________________
                                        Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number            , or, if mailed by check, to _______________________
_____________________________________________________________________________.
Applicable statements should be mailed to ____________________________________ __________________________________________________________________________,
____________________________________________________________________________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF ___________________)
                            )  ss.:
COUNTY OF __________________)


         On the __th day of ______________, 20__ before me, a notary public in and for said State, personally appeared ____________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                                _____________________________
                                                       Notary Public

[Notarial Seal]

                                   EXHIBIT G

                       [Form of Reverse of Certificates]


                               INDYMAC MBS, INC.
                      Mortgage Pass-Through Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as IndyMac MBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

____________________________________________________________________________.

Dated:
                                         ______________________________________
                                         Signature by or on behalf of assignor




                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_______________________________________________, for the account of____________________________________________________,
account number               , or, if mailed by check, to ___________________.
Applicable statements should be mailed to ____________________________________
____________________________________________________________________________
_____________________________________________________________________________.

         This information is provided by ________________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT H

                  [FORM OF INITIAL CERTIFICATION OF TRUSTEE]

                                    [date]


[Depositor]

[Master Servicer]

[Seller]
_____________________
_____________________


          Re: Pooling and Servicing Agreement among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates,

                   Series 200 -
                   ------------------------

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

         (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

    (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                             DEUTSCHE BANK NATIONAL TRUST COMPANY,
                             as Trustee


                             By:_________________________________
                             Name:______________________
                             Title:______________________

                                   EXHIBIT I

        [FORM OF DELAY DELIVERY CERTIFICATION (INITIAL MORTGAGE LOANS)]

                                    [date]


[Depositor]

[Master Servicer]

[Seller]
_____________________
_____________________


         Re:    Pooling and Servicing Agreement among
                IndyMac MBS, Inc., as Depositor, Countrywide
                Home Loans, Inc., as Seller and Master
                Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage Pass-Through Certificates, Series 200_-__
                ---------------------------------------------------

Gentlemen:

         Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Initial Mortgage Loan listed on Schedule A attached hereto (other than any Initial Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

         (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

         (ii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Initial Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

         (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of June 1, 2000, without recourse", or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

         (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage (noting the presence of a MIN in the case of each MERS Mortgage Loan);

         (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

         (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

         In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

         Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                   DEUTSCHE BANK NATIONAL TRUST
                                   COMPANY,
                                    as Trustee


                                   By:________________________________
                                      Name:
                                      Title:

                                   EXHIBIT J

                   [FORM OF FINAL CERTIFICATION OF TRUSTEE]

                                    [date]


[Depositor]

[Master Servicer]

[Seller]

--------------------------------
--------------------------------


         Re: Pooling and Servicing Agreement among IndyMac MBS,
         Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and
         Master Servicer, and Deutsche Bank National Trust Company, as Trustee, Mortgage

                    Pass-Through Certificates, Series 200 -
                    ---------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i) The original Mortgage Note, endorsed in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

     (ii) The original recorded Mortgage.

     (iii) A duly executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

     (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

     (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Trustee


                                    By :
                                          -------------------------------
                                    Name:
                                          -------------------------------
                                    Title:
                                            -----------------------------

                                   EXHIBIT K

                         [FORM OF TRANSFER AFFIDAVIT]

                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_



STATE OF               )
                       ) ss.:
COUNTY OF              )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8. The Transferee's taxpayer identification number is .

     9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

     10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                               *       *       *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of , 20 .



                                       ----------------------------------
                                       Print Name of Transferee


                                       By:
                                            ---------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ___ day of _________, 20__.




                                         -------------------------
                                                NOTARY PUBLIC

                                             My Commission expires the ____day
                                        of ___________, 20__.

                                                                     EXHIBIT 1
                                                                  to EXHIBIT K


                              Certain Definitions
                              -------------------

     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                     EXHIBIT 2
                                                                  to EXHIBIT K


                       Section 5.02(c) of the Agreement
                       --------------------------------

         (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

                                   EXHIBIT L

                       [FORM OF TRANSFEROR CERTIFICATE]


                                                           __________, 200__

IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
101 Barclay Street, 12E
New York, NY  10286
Attention:  Mortgage-Backed Securities Group Series 200 -

          Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 - , Class
                ---------------------------------------------------

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                        Very truly yours,

                                        ---------------------------
                                        Print Name of Transferor

                                        By:
                                            ---------------------------------
                                                   Authorized Officer

                                   EXHIBIT M

                  [FORM OF INVESTMENT LETTER (NON-RULE 144A)]


                                                             __________, 200__


IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
101 Barclay Street, 12E
New York, NY  10286
Attention:  Mortgage-Backed Securities Group Series 200 -

         Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 - , Class
               -----------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii)if we are an insurance company, a representation that we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, (e) if an insurance company, we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates are covered under PTCE 95-60, (f) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (h) below), (g) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                       Very truly yours,

                                       ------------------------
                                       Print Name of Transferee

                                       By:
                                           -------------------------------
                                                  Authorized Officer

                                EXHIBIT N

                          [FORM OF RULE 144A LETTER]


                                                           ____________, 200__

IndyMac MBS, Inc.
155 North Lake Avenue, 7th Floor
Pasadena, CA  91101
Attention:  S. Blair Abernathy

Deutsche Bank National Trust Company
101 Barclay Street, 12E
New York, NY  10286
Attention:  Mortgage-Backed Securities Group Series 200 -

         Re: IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 200 - , Class
               -----------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, (e) if an insurance company, we are purchasing the Certificates with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of the Certificates are covered under PTCE 95-60, (f) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (g) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (h) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
(B) pursuant to another exemption from registration under the Act.






                                       Very truly yours,

                                       ------------------------
                                       Print Name of Transferee

                                       By:
                                           -------------------------------
                                                  Authorized Officer

                             ANNEX 1 TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___ Broker-dealer. The Buyer is a dealer registered pursuant to
         Section 15 of the Securities Exchange Act of 1934.


----------------

1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.




                                                -------------------------------
                                                        Print Name of Buyer


                                                By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                Date:
                                                      -------------------------

                             ANNEX 2 TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                             ---------------------------------
                                              Print Name of Buyer or Adviser


                                             By:
                                                 -----------------------------
                                                  Name:
                                                 Title:



                                            IF AN ADVISER:


                                             ------------------------
                                               Print Name of Buyer


                                             Date:
                                                   -------------------

                                   EXHIBIT O

                         [FORM OF REQUEST FOR RELEASE]
                                 (for Trustee)

                               IndyMac MBS, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_

Loan Information

         Name of Mortgagor:

         Servicer
         Loan No.:                        ___________________

Trustee

         Name:                            ___________________

         Address:                         ___________________

                                          ___________________

         Trustee
         Mortgage File No.:

     The undersigned Master Servicer hereby acknowledges that it has received from Deutsche Bank National Trust Company, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac Bank, F.S.B., as Seller and Master Servicer and IndyMac MBS, Inc., as Depositor.

(   )   Mortgage Note dated ___________, 20__, in the original principal sum of
        $____________, made by __________________, payable to, or endorsed to the order of, the Trustee.

(   )    Mortgage recorded on _______________ as instrument no.
         _______________ in the County Recorder's Office of the County of
         ________________, State of _____________ in book/reel/docket
         ______________ of official records at page/image _________ .

(   )    Deed of Trust recorded on ______________ as instrument
         no.____________ in the County Recorder's Office of the County of ______________, State of ______________ in book/reel/docket ________
         of official records at page/image ________.

(   )    Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         ______________ as instrument no.___________ in the County Recorder's Office of the County of ____________, State of ______________ in book/reel/docket ____________ of official records at page/image
         ______________.

(  )     Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         ( )

         ( )

         ( )

         ( )

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

              (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

              (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

              (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

              (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                             INDYMAC BANK, F.S.B.

                                             By
                                                -----------------------------
                                             Its
                                                 -----------------------------
Date:   ____________, 20

                                EXHIBIT P

                  [FORM OF REQUEST FOR RELEASE OF DOCUMENTS]

To:      Deutsche Bank National Trust Company          Attn:  Mortgage Custody
                                                              Services

Re: The Pooling & Servicing Agreement dated _______ among IndyMac Bank, F.S.B. as Master Servicer, Inc, IndyMac MBS, Inc. and Deutsche Bank National Trust Company as Trustee

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for IndyMac MBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account#:                   Pool #:

Mortgagor's Name, Address and Zip Code:


Mortgage Loan Number:

Reason for Requesting Documents (check one)

_______1.    Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2.    Mortgage Loan Liquidated (IndyMac hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3.    Mortgage Loan in Foreclosure.

_______4.    Other (explain): ____________________________________

If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC BANK, F.S.B.                                       155 North Lake Ave.
                                                           Pasadena, CA  91101

By:________________________
Name:______________________
Title:____________________
Date:______________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:____________________
Date:______________________

                                   EXHIBIT Q

                                  [RESERVED]

                                EXHIBIT R

                    [FORM OF SUBSEQUENT TRANSFER AGREEMENT]


                         SUBSEQUENT TRANSFER AGREEMENT

Subsequent Transfer Agreement, dated as of [month/day], 2002, among IndyMac MBS, Inc., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B., a federal savings bank ("IndyMac Bank"), in its capacity as seller under the Pooling and Servicing Agreement referred to below (the "Seller"), and Deutsche Bank National Trust Company, as trustee (the "Trustee").


                                  WITNESSETH:

WHEREAS, the Depositor, IndyMac Bank (in its capacity as Seller and in its capacity as Master Servicer) and the Trustee, are parties to the pooling and servicing agreement dated as of [month/day], 2002 (the "Pooling and Servicing Agreement") relating to the Residential Asset Securitization Trust 200[_]-[__] Mortgage Pass-Through Certificates, Series 200[_]-[_]; and

WHEREAS, as contemplated in the Pooling and Servicing Agreement, the Seller desires to convey certain Subsequent Mortgage Loans to the Depositor, and the Depositor desires to simultaneously convey the Subsequent Mortgage Loans to the Trustee for the benefit of the Certificateholders;

NOW, THEREFORE, the parties hereto hereby agree as follows:


Section 1.01. Defined Terms.

     Capitalized terms used herein that are not otherwise defined have the meanings given to them in Pooling and Servicing Agreement. "Agreement" means this Subsequent Transfer Agreement and all amendments hereof and supplements hereto.

"Subsequent Mortgage Loans" means the Mortgage Loans identified on the Mortgage Loan Schedule specified in Section 1.02.

"Subsequent Transfer Date" means, with respect to this Agreement, [month/day], 2002.

"Cut-off Date" means, with respect to each of the Subsequent Mortgage Loans, the later of [month/day], 2002 and its date of origination.


Section 1.02. Mortgage Loan Schedule.

     Annexed hereto is a supplement to Schedule I to the Pooling and Servicing Agreement listing the Subsequent Mortgage Loans to be conveyed by the Seller to the Depositor and simultaneously by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement and this Agreement on the Subsequent Transfer Date.

Section 1.03. Conveyance of Subsequent Mortgage Loans by the Seller.

     Subject to the conditions set forth in Section 1.05 and Section 1.06, in consideration of the Trustee's delivery to or upon the order of the Seller of $__________ (i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans), the Seller does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse (subject to the Seller's obligations hereunder) all of the Seller's interest in the Subsequent Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before such related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by such related Cut-off Date, and the Depositor simultaneously does hereby sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in each Subsequent Mortgage Loan, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before such related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by such related Cut-off Date.

Section 1.04. Allocation of the Amounts to be Released from the Pre-Funding Account.

     Of the $__________ (i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans), released by the Trustee pursuant to Section 1.03, the Trustee shall release the sum of $__________ (i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans.

Section 1.05. Representations and Warranties of Seller.

     The Seller does hereby reaffirm the representations and warranties set forth in Section 2.03 and on Schedule II of the Pooling and Servicing Agreement for the benefit of the Depositor and the Trustee as purchasers hereunder are true with respect to the Subsequent Mortgage Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Mortgage Loans to the Depositor and the simultaneous sale, transfer and assignment of such Subsequent Mortgage Loans to the Trustee.

Section 1.06. Representations and Warranties of Depositor.

     The Depositor does hereby reaffirm the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement for the benefit of the Trustee as purchaser hereunder are true with respect to the Subsequent Mortgage Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Mortgage Loans to the Trustee.

Section 1.07. Conditions Precedent.

     The obligation of the Trustee to acquire the Subsequent Mortgage Loans hereunder is subject to the satisfaction, by the Subsequent Transfer Date, of the conditions precedent identified in Section 2.09(b).

The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates confirming such fulfillment.

Section 1.08. Reaffirmation of Agreement.

     All terms, conditions and provisions of the Pooling and Servicing Agreement are hereby reaffirmed and incorporated by reference by the Seller as to the Subsequent Mortgage Loans.

Section 1.09. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; except that, the immunities, authority, and standard of care of the Trustee shall be governed by the jurisdiction in which its Corporate Trust Office is located.

IN WITNESS WHEREOF, the Depositor, the Seller and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                            INDYMAC BANK, F.S.B.
                                as Seller


                            By: __________________________
                                Name:
                                Title:

                            INDYMAC MBS, INC.
                                as Depositor


                            By: __________________________
                                Name:
                                Title:

                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                               not in its individual capacity,
                               but solely as Trustee


                            By: __________________________
                                Name:
                                Title:


                            By: __________________________
                                Name:
                                Title: